As filed with the Securities and Exchange Commission on April 16, 2007

Registration No. 333-61654/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )
POST-EFFECTIVE AMENDMENT NO. 7	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 17	(X)
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
4 Manhattanville Road
Purchase, New York 10577
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1531

Robert F. Colby, Esq.
Vice President, Assistant Secretary and Counsel
Transamerica Financial Life Insurance Company
P.O. Box 9054
Clearwater, FL 33758-9054
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 2007	, pursuant to paragraph (b)
60 days after	filing pursuant to paragraph (a)(1)
on	(date)	, pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2007

TFLIC FREEDOM ELITE BUILDER®

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

Direct all payments, correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

Home Office:

4 Manhattanville Road

Purchase, New York 10577

1-800-322-7353;

(727) 299-1531

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Freedom Elite Builder ®, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”) and the ProFunds Trust (“ProFunds VP”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	Asset Allocation – Conservative Portfolio	☐	Munder Net50
☐	Asset Allocation – Growth Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Moderate Portfolio	☐	Templeton Transamerica Global (formerly Templeton Great Companies Global)
☐	Asset Allocation – Moderate Growth Portfolio	☐	Third Avenue Value
☐	BlackRock Large Cap Value (formerly Mercury Large Cap Value)	☐	Transamerica Balanced
☐	Capital Guardian U.S. Equity	☐	Transamerica Convertible Securities
☐	Capital Guardian Value	☐	Transamerica Equity
☐	Clarion Global Real Estate Securities	☐	Transamerica Growth Opportunities
☐	Federated Market Opportunity (formerly Federated Growth & Income)	☐	Transamerica Money Market
☐	International Moderate Growth Fund	☐	Transamerica Science & Technology (formerly Great Companies – TechnologySM)
☐	JPMorgan Core Bond (formerly AEGON Bond)
☐	JP Morgan Enhanced Index	☐	Transamerica Small/Mid Cap Value
☐	JP Morgan Mid Cap Value*	☐	Transamerica U.S. Government Securities
☐	Legg Mason Partners All Cap (formerly Salomon All Cap)	☐	Transamerica Value Balanced
☐	Marsico Growth	☐	T. Rowe Price Equity Income
☐	MFS High Yield	☐	T. Rowe Price Small Cap
☐	MFS International Equity (formerly American Century International)	☐	Van Kampen Mid-Cap Growth

* This portfolio no longer accepts new investments from current or prospective investors.

The portfolios of the Fidelity VIP Fund available to you under the Policy are:

☐	Fidelity VIP Equity-Income Portfolio**	☐	Fidelity VIP Contrafund Â Portfolio**
☐	Fidelity VIP Growth Opportunities Portfolio**	☐	Fidelity VIP Index 500 Portfolio

** Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

The portfolios of the ProFunds VP available to you under the Policy are:

☐	ProFund VP Bull***	☐	ProFund VP Short Small-Cap***	☐	ProFund VP Money Market***
☐	ProFund VP OTC***	☐	ProFund VP Small-Cap***

*** The ProFunds VP portfolios permit frequent transfers. Investors in the ProFunds VP portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premium	1
Variable Death Benefit	1
No Lapse Period Guarantee	2
Cash Value	2
Transfers	2
Loans	3
Cash Withdrawals and Surrenders	3
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	5
Loan Risks	5
Portfolio Risks	5
Fee Tables	6
Range of Expenses for the Portfolios	12
Transamerica, The Separate Account, the Fixed Account and the Portfolios	12
Transamerica	12
The Separate Account	12
The Fixed Account	13
The Portfolios	13
Selection of Underlying Portfolios	18
Addition, Deletion, or Substitution of Portfolios	19
Your Right to Vote Portfolio Shares	19
Charges and Deductions	20
Premium Expense Charge	20
Monthly Deduction	21
Mortality and Expense Risk Charge	23
Surrender Charge	23
Decrease Charge	25
Transfer Charge	25
Loan Interest Spread	26
Cash Withdrawal Charge	26
Taxes	26
Rider Charges	26
Portfolio Expenses	26
Revenue We Receive	27
The Policy	28
Ownership Rights	28
Modifying the Policy	28
Purchasing a Policy	29
Tax Free "Section 1035" Exchanges	29
When Insurance Coverage Takes Effect	29
Backdating a Policy	31
Policy Features	31
Premiums	31
Allocating Premiums	31
Premium Flexibility	32

This Policy is available only in the State of New York.

i

Planned Periodic Payments	32
Minimum Monthly Guarantee Premium	33
Premium Limitations	33
Making Premium Payments	33
Transfers	34
General	34
Disruptive Trading and Market Timing	34
Fixed Account Transfers	38
Conversion Rights	38
Reduced Paid-Up Benefit	38
Dollar Cost Averaging	39
Asset Rebalancing Program	39
Third Party Asset Allocation Services	40
Policy Values	41
Cash Value	41
Net Surrender Value	41
Subaccount Value	41
Subaccount Unit Value	42
Fixed Account Value	42
Death Benefit	42
Death Benefit Proceeds	42
Death Benefit	43
Effect of Cash Withdrawals on the Death Benefit	45
Choosing Death Benefit Options	45
Changing the Death Benefit Option	45
Increasing/Decreasing the Specified Amount	45
Payment Options	47
Surrenders and Cash Withdrawals	47
Surrenders	47
Cash Withdrawals	47
Cash withdrawal conditions:	47
Canceling a Policy	48
Loans	48
General	48
Interest Rate Charged	49
Loan Reserve Account Interest Rate Credited	49
Effect of Policy Loans	49
Policy Lapse and Reinstatement	50
Lapse	50
No Lapse Period Guarantee	50
Reinstatement	51
Federal Income Tax Considerations	51
Tax Status of the Policy	52
Tax Treatment of Policy Benefits	52
Other Policy Information	54
Benefits at Maturity	54
Payments We Make	55
Split Dollar Arrangements	55
Policy Termination	56
Supplemental Benefits (Riders)	56
Children's Insurance Rider	56
Accidental Death Benefit Rider	56
Other Insured Rider	57
Primary Insured Rider ("PIR")	57
Terminal Illness Accelerated Death Benefit Rider	58
Additional Information	59
Sale of the Policies	59

ii

Legal Proceedings	61
Financial Statements	61
Performance Data	62
Rates of Return	62
Net Investment Return of the Separate Account	65
Table of Contents of the Statement of Additional Information	66
Glossary	68
Appendix A -- Surrender Charge Per Thousand (Based on the gender and rate class of the insured)	72
Appendix B -- Illustrations	74
Prospectus Back Cover	77
Personalized Illustrations of Policy Benefits	77
Inquiries	77

iii

Policy Benefits/Risks Summary	TFLIC Freedom Elite Builder®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The TFLIC Freedom Elite Builder® is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years (or during the 15-year period following an increase in the specified amount).

•

Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.
•

No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

•	Option A is the greater of:
>	the current specified amount, or
>	a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
• Option B is the greater of:
>	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or
>	a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death
• Option C is the greater of:
>	the amount payable under Option A, or
>	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once each Policy year on any Monthiversary. After the third Policy year and once each Policy year thereafter, you may change the death benefit option and increase or decrease the specified amount. You may not increase and decrease the specified amount in the same Policy year. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of the decrease to no more than 20% of the then current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

Cash Value

•

The cash value is the sum of the Policy's value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone or by fax.
•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers between the ProFunds VP subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from the programmed, large, frequent, or short-term transfers in our Statement of Policy on Disruptive Trading and Market Timing.

•

Transfers from any ProFunds VP subaccount to any Series Fund or Fidelity VIP subaccount will be processed only if you send us a written request through standard United States Postal First Class mail delivery, with an original signature authorizing each transfer.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

•

Before the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will charge a preferred charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This rate is not guaranteed.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year.
•	The amount of the withdrawal may be limited to:
> at least $500; and
> no more than 10% of the net surrender value.
•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
•

A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•

You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end upon the full surrender of the Policy. You will receive the net surrender value (cash value minus surrender charge, minus any outstanding loan amount and minus any accrued loan interest). The surrender charge will apply during the first 15 Policy years and during the first 15 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender you Policy in the early Policy years.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be taxable on any gains included in cash value until you take a withdrawal, or a Policy loan, or assign, pledge or surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions. If the Policy is not a MEC, you should not be deemed to be in receipt of any taxable gains included in cash value until withdrawals or surrenders exceed your tax basis in the Policy or other distributions are made as described in the Federal Income Tax Considerations section of this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

               You will lessen the risk of lapse of your Policy if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

                If your Policy lapses, we may allow you to reinstate this Policy within three years after it has lapsed (and prior to the maturity date), subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

  Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner's basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

  A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the risks inherent in such a strategy before purchasing the Policy.

               If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Charges:	Upon payment of each premium	As % of premium payment	As % of premium payment
Premium Expense Charge		• First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999	• First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999
		• Policy year 11+: 2.5% on Policy with specified amount up to $499,999	• Policy year 11+: 2.5% on Policy with specified amount up to $499,999
		• Never a charge on Policy with a specified amount of $500,000 or more	• Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

_________________________

1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Surrender Charge[2]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount
• Maximum Charge[3]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.
• Minimum Charge[4]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.
• Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class		$12.21 per $1,000 of specified amount during the first Policy year.	$12.21 per $1,000 of specified amount during the first Policy year.
Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

_________________________

2 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor on a Policy where the insured’s age on the Policy date (or age at time of any specified amount increase) is less than 35 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). For a Policy where the insured’s age on the Policy date (or at time of any specified amount increase) is greater than 34, the surrender charge factor is lower and decreases until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

3 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

4 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

5 The first 12 transfers per Policy year are free.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.
Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[6]	Discount Factor[6]

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, excluding transaction fees, and portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month
Cost of Insurance[7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[9]		$83.33 per $1,000 of net amount at risk per month[10]	$60.21 per $1,000 of net amount at risk per month[10]
• Minimum Charge[11]		$0.06 per $1,000 of net amount at risk per month[10]	$0.05 per $1,000 of net amount at risk per month[10]

_________________________

6 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

7 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

8 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

9 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

10 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

11 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance (continued)
• Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 1		$0.10 per $1,000 of net amount at risk per month[10]	$0.10 per $1,000 of net amount at risk per month[10]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[12]	On Policy anniversary or earlier, as applicable[13]	1.0% (effective annual rate)	0.75% (effective annual rate)

_________________________

12 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed).

13 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[14]
Accidental Death Benefit Rider[15]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Maximum Charge[16]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Minimum Charge[17]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Children’s Insurance Rider[18]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

_________________________

14 Optional Rider cost of insurance charges are based on each insured’s issue age or attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

15 The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges for this rider generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

16 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

17 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

18 The charge for this rider is based on the rider face amount and does not vary.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Other Insured Rider[19] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
• Maximum Charge[20]		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month
• Minimum Charge[21]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 34, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.11 per $1,000 of rider face amount per month
Primary Insured Rider[19] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79
• Maximum Charge[20]		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month
• Minimum Charge[21]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
• Initial charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 1		$0.10 per $1,000 of rider face amount per month	$0.09 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

_________________________

19 Rider charges are cost of insurance charges that are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

20 This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios1, 2

                The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.10%	1.67%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.63%

1 The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Series Fund asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 5 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2008.

Transamerica, The Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, Purchase, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion;
•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;
•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;
•	Combine the separate account with other separate accounts, and/or create new separate accounts;
•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and
•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfo io	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.
Van Kampen Mid-Cap Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
MFS International Equity	MFS® Investment Management Seeks capital growth.
Templeton Transamerica Global	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC Seeks long-term growth of capital.
Transamerica Science & Technology	Transamerica Investment Management, LLC Seeks long-term growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Legg Mason Partners All Cap	ClearBridge Advisors, LLC Seeks capital appreciation.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Clarion Global Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies that are economically tied to at least three different countries, including the United States. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Market Opportunity	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.
JPMorgan Core Bond	JPMorgan Investment Advisors Inc. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
PIMCO Total Return	Pacific Investment Management Company, LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

JPMorgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

JPMorgan Mid Cap Value**	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.
BlackRock Large Cap Value	BlackRock Investment Management, LLC Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.
Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (“ADR’s”) and other U.S. registered foreign securities).

Capital Guardian U.S. Equity	Capital Guardian Trust Company Seeks to provide long-term growth of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective
MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.
International Moderate Growth Fund	Morningstar Associates, LLC Seeks capital appreciation with current income as a secondary objective.
Fidelity VIP Equity-Income Portfolio – Service Class 2 Shares***

Fidelity Management & Research Company

Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP ContrafundÂ Portfolio – Service Class 2 Shares***	Fidelity Management & Research Company Seeks long-term capital appreciation.
Fidelity VIP Growth Opportunities Portfolio – Service Class 2 Shares***	Fidelity Management & Research Company Seeks to provide capital growth.
Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

ProFund VP Bull ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.
ProFund VP OTC ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Small-Cap ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Short Small-Cap ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Money Market ***	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.

* Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

** This portfolio no longer accepts new investments from current or prospective investors. If you surrender all of your money from this portfolio, you may not reinvest in this portfolio.

*** Effective May 1, 2003, these portfolios were no longer available for sale to new investors.

**** The ProFunds VP portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds VP portfolios will bear additional investment risks. See the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.

Transamerica Fund Advisors, Inc. ("Transamerica Advisors"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), affiliates of Transamerica, and serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds VP portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds VP prospectus for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

Premium expense charge	•	This charge equals:
		>	6.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and
		>	2.5% of premiums thereafter on Policies with a specified amount less than $500,000.
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher.

•

Because certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force, premium expense charges will be based on the specified amount in force for the Base Policy at the time we receive the premium.

•	Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly charge for any benefits provided by riders attached to the Policy; plus
	•	the decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:

	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined as follows:

1.

divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.

subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

3.	multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.
Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
	>	Band 1: $50,000 - $249,999
	>	Band 2: $250,000 - $499,999
	>	Band 3: $500,000 - $999,999
	>	Band 4: $1,000,000 and over
•	Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.
•

We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:

•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, and may result in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount is calculated in the same manner used to determine the cost of insurance charges for the Base Policy. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the net amount at risk for the Base Policy. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensate us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.90%.

The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Coverage Layer	Surrender Charge

$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each segment of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the segment (varies by issue age, gender and rate class on the Policy date or date of specified amount increase); multiplied by
	•	the surrender charge factor.

The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase), gender, underwriting class and specified amount or date of specified amount increase. For insureds issue ages 0-34, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 34 on the Policy date or on the date of specified amount increase, the factor is less than 1.00 at earlier durations. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors

Issue Ages 0-34

End of Year*	Factor

At Issue	1.00
1-5	1.00
6.90
7.80

8.70
9.60
10.50
11.40
12.30
13.20
14.10
15	0
16+	0

*

The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•

Surrender Charge Example: Assume a male, ultimate select non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 1.00

The surrender charge	= the surrender charge per $1,000 ($12.52) x the number of thousands of initial specified amount (100) x the surrender charge factor (1.0)
=	$1,252.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge

If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See Surrender Charge above.

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or
•	a cash withdrawal (when you select death benefit Option A).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.
•	Except as listed below, we charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date currently do not count as transfers for the purpose of assessing this charge.

•	Transfers between the ProFunds VP subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount, regardless of the number of children insured.
•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Primary Insured Rider (“PIR”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•       Rule 12b-1 Fees. Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. (“TCI”), replaced our affiliate, AFSG Securities Corporation ("AFSG") as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Series Fund ***	0.00%	Fidelity Variable Insurance Products Fund	0.25%**
ProFunds VP	0.25%

*              Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

***           Because the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•       Rule 12b-1 Fees. Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of the Policy and; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2006, TCI received revenue sharing payments ranging from $1,475 to $40,725 (for a total of $291,627) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, Lehman Brothers/Neuberger Berman, Legg Mason, AIM Funds, Alliance Bernstein, Federated Funds, Fidelity Funds, ING Clarion and Merrill Lynch.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies, and (ii) that we incur, in our role as intermediary in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of this Policy; and
•	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our mailing office.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•

to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999
•	band 2: $250,000 - $499,999
•	band 3: $500,000 - $999,999
•	band 4: $1,000,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 ½ years old, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 ½ and 14 ½ years old, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application;
	•	the date of the last medical examination, test, and
other screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as
of the Effective Date, so long as all of the following requirements are met:
1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing office within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing office.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
		>	all blanks in the conditional receipt are completed; and

> the Receipt is signed by an agent or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $1,000 monthly; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to one per quarter of a Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the record date plus fifteen days. Please contact your agent for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC JPMorgan Core Bond subaccount (depending on which account you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that would cause the Policy to become a MEC without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our mailing office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	You currently may request transfers in writing (in a form we accept), by fax or by telephone to our mailing office.
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge

•	Transfers between the ProFunds VP subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.
•

Transfers from any ProFunds VP subaccount to any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery will be returned to you.

We will process any transfer order we receive at our mailing office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our mailing office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds VP subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds VP subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading, in certain subaccounts.

You should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about you and your trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit your purchases and exchanges of shares in a specified portfolio if the fund identifies you as violating the frequent trading policies established for that portfolio.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

                ProFunds VP Subaccounts. The restrictions above do not apply to ProFunds VP subaccounts. However, you may only transfer from ProFunds VP subaccounts to non-ProFunds VP subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the ProFunds VP subaccounts may generally use expedited transfer privileges.

               Because the above restrictions do not apply to the ProFunds VP subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

                Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-322-7361.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

                We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

                Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Transamerica's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or
•	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

               If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing office.

               In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

               You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our mailing office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and we will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:.

•	net surrender value on the date this benefit takes effect;
•	the cost of insurance rates guaranteed in your Policy; and
•	the guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

               Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC JPMorgan Core Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	you must submit a completed form signed by the owner to us at our mailing office requesting dollar cost averaging;
	•	you may be required to have at least $5,000 in each account from which we will make transfers;
	•	your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000; and
	•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	we receive at our mailing office your request to discontinue your participation by you, your registered representative or your agent of record;
	•	the value in the accounts from which we make the transfers is depleted;
	•	you elect to participate in the asset rebalancing program; or
	•	you elect to participate in any asset allocation services provided by a third party.

               If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

                We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

               You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our mailing office, we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit to us at our mailing office, a completed asset rebalancing request form, signed by the owner, before the maturity date; and
	•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive at our mailing office, a request to discontinue participation from you, your registered representative, or your agent of record;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

                We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing” Since transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, which also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

                The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing office.

Net surrender value on any valuation	•	the cash value as of such date; minus
date equals:	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount	•	the initial units purchased at unit value on the Policy date or reallocation date, if different; plus
on any valuation date equals:	•	units purchased with additional net premium(s); plus
	•	units purchased via transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	units redeemed to pay cash withdrawal charges, decrease charges and transfer charges.

               Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our mailing office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any	•	the total value of the portfolio shares held in the subaccount,
subaccount at the end of a		including the value of any dividends or capital gains distribution
valuation period is		declared and reinvested by the portfolio during the valuation
calculated as:		period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus
	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals and cash withdrawal charges; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus
	•	amounts withdrawn from the fixed account to pay any decrease charge incurred as a result of a decrease in specified amount.

Death Benefit

Death Benefit Proceeds

                As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus

•	any monthly deductions due during the grace period (if applicable); minus
•	any monthly deductions due prior to the no lapse date, as shown on the Policy schedule page, if the cash value has become negative, minus
•	any outstanding loan amount and accrued loan interest; plus
•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

Death benefit Option A equals the greater of:	•	the current specified amount; or
	•	a specified percentage called the "limitation percentage," multiplied by the cash value on the insured's date of death.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	•	the current specified amount; plus
> the cash value on the insured's date of death; or
	•	the limitation percentage multiplied by the cash value on the insured's date of death.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667.) Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Death benefit Option C	•	death benefit Option A; or
equals the greater of:	•	the current specified amount, multiplied by
		> an age-based "factor" equal to the lesser of	an age-based "factor" equal to the lesser of
		>	1.0 or
		>	0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus
		>	the cash value on the insured’s date of death.

Under Option C, the death benefit varies with the cash value and the insured's attained age.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount

•	You must send your written request to our mailing office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	you must send your written request to our mailing office;
	•	decreases are only allowed after the third Policy year;
	•	you may not increase your specified amount in the same Policy year that you decrease your specified amount;

	•	you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
	•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

until the later of the end of the surrender charge period or the Policy anniversary on or following the 65th birthday of the insured, we may limit the amount of decrease to no more then 20% of the then current specified amount;

	•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount);

•

if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	an increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	we may require your increase in specified amount to be at least $50,000;
	•	you may not decrease your specified amount in the same Policy year that you increase your specified amount;
•

if an increase to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount; and

	•	an increase in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase.

If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

               You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing office. Written requests to surrender a Policy that are received at our mailing office before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request at our mailing office after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

               Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:

•	You must send your written cash withdrawal request with an original signature to our mailing office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.
•	We only allow one cash withdrawal per Policy year.
•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing office.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Canceling a Policy

               You may cancel a Policy for a refund during the "free-look period" by returning it with a written request to cancel the Policy to our mailing or administrative office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our mailing or administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

                We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing office. We may postpone payment of loans under certain conditions.

               You may request a loan by telephone by calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

               You may also fax your loan request to us at 1-800-322-7361 (subject to a $500,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

               You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

                At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

                We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, we may apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed. The tax consequences of preferred loans are uncertain.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an annual effective rate of 3.0%.

Effect of Policy Loans

                A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account's investment performance, may not be credited with the interest rates accruing on any unloaned portion of cash value in the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

                We also charge interest on Policy loans at an effective annual new rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

               If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

As a result of monthly deductions, the cash value may be negative with no accumulation of interest during the grace period or until the no lapse date shown on the Policy schedule page. Any negative values must be repaid by the owner on the no lapse date.

No lapse date	•	For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.

Early termination of the no lapse period	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

		>	the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.
Effect of changes on minimum monthly guarantee premium	•

If, during the no lapse period, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, during the no lapse period, if you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We will reinstate a lapsed Policy within three years after the lapse (and before the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing office;
•	provide evidence of insurability that is satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

               If requested in writing at our mailing office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing office for the extension between 90 and 180 days before the maturity date.

               If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. Subsequent changes to the death benefit Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

                We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

               No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the maturity date;	•	the end of the grace period; or
•	the date the insured dies;	•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Children's Insurance Rider

This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each insured child with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay the face amount if the primary insured's death results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary nearest the primary insured's 70th birthday;
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

                This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our mailing office of the other insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	your request must be in writing and sent to our mailing office;
	•	the other insured has not reached the anniversary nearest to his/her 70th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversion;
•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

•

subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

Termination of the rider:	The rider will terminate on the earliest of:

	•	the maturity date of the Policy;
	•	the Policy anniversary nearest to the other insured's 79th birthday;
	•	the date the Policy terminates for any reason except for death of the primary insured;
	•	31 days after the death of the primary insured;
	•	the date of conversion of this rider; or
	•	the Monthiversary on which the rider is terminated upon written request by the owner.

Primary Insured Rider ("PIR")

Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR:	•	the rider increases the Policy's death benefit by the rider's face amount;
	•	the rider may be purchased from issue ages 0-70;
	•	the rider terminates on the anniversary nearest to the insured's 79th birthday;

	•	the minimum purchase amount for the rider for issue ages 0-70 is $25,000. There is no maximum purchase amount;
	•	we do not assess any additional surrender charge for the rider;
	•	generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value;
	•	you may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	you may generally decrease your specified amount without reducing your rider coverage; and
	•	subject to the following conditions, on any Monthiversary while this rider is still in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	your request must be in writing and sent to our mailing office;
	•	the rider has not reached the anniversary nearest to the primary insured's 70th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversions;
	•	the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and
	•	we will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	the Policy anniversary on or nearest to the insured's 79th birthday; or
	•	the date the Policy terminates for any reason except for death of the primary insured; or
	•	the date of conversion of this rider; or
	•	the Monthiversary on which the rider is terminated upon written request by the owner.

It may cost you less to reduce your PIR coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

Terminal Illness Accelerated Death Benefit Rider

                This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or 4%, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is terminally ill; plus
•	the benefit available under any PIR in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

                For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00%. Because 6% is greater than 4%, the interest rate that will be used to discount the single sum benefit is 6%. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

                The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

  Distribution and Principal Underwriting Agreement. Effective May 1, 2007, our affiliate, TCI replaced our affiliate, AFSG, as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

                Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

                A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

                The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2006, was, on average, 58% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

                To the extent permitted by NASD rules, Transamerica, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

                The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

                Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

                Transamerica’s two main distribution channels are ISI and WGS, both affiliates, who sell Transamerica products.

Transamerica underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Transamerica is compensated by ISI for these expenses based on ISI’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 5% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Transamerica’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

                Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an affiliate of Transamerica, made flat fee payments to several selling firms with payments ranging from $4,000 to $26,500 in 2006 for the sales of the Western Reserve’s insurance products.

During 2006, Western Reserve had entered into “preferred product” arrangements with ISI, WGS, Girard Securities, Berthel Fisher, Equity Leadership Securities Group and Investors Capital Corp. They paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2006

Girard Securities	$4,000
Berthel Fisher	$10,000
Investors Capital Corp.	$14,500
Equity Leadership Securities Group	$26,500

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Transamerica's ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial Life Insurance Company and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual mortality and expense risk charge (0.90%), investment management fees and direct fund operating expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2006

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
TFLIC Asset Allocation – Conservative Portfolio	8.46%	7.12%	N/A	6.68%	05/01/02
TFLIC Asset Allocation – Growth Portfolio	14.58%	12.98%	N/A	9.35%	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	12.81%	11.41%	N/A	8.68%	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	10.48%	9.10%	N/A	7.58%	05/01/02
TFLIC BlackRock Large Cap Value (1)	15.87%	16.01%	11.29%	7.91%	06/28/99
TFLIC Capital Guardian U.S. Equity	9.12%	7.73%	N/A	6.80%	05/01/02
TFLIC Capital Guardian Value	15.45%	12.54%	N/A	9.13%	05/01/02
TFLIC Clarion Global Real Estate Securities	40.99%	27.80%	23.59%	19.17%	06/28/99
TFLIC Federated Market Opportunity (2)	1.84%	4.66%	7.59%	9.45%	06/28/99
TFLIC JPMorgan Core Bond (3)	2.98%	2.65%	4.03%	4.97%	6/28/99
TFLIC JPMorgan Enhanced Index	14.27%	8.83%	N/A	6.42%	05/01/02
TFLIC JPMorgan Mid Cap Value	16.19%	12.59%	9.96%	8.08%	06/28/99
TFLIC Legg Mason Partners All Cap (4)	17.49%	9.44%	5.54%	7.36%	06/28/99
TFLIC Marsico Growth	4.41%	7.72%	2.80%	0.83%	06/28/99
TFLIC MFS High Yield	9.95%	6.46%	N/A	7.77%	05/01/03
TFLIC MFS International Equity (5)	21.96%	15.62%	8.44%	2.24%	06/28/99
TFLIC Munder Net50	(0.90)%	6.65%	4.11%	0.83%	06/28/99
TFLIC PIMCO Total Return	3.27%	2.74%	N/A	3.80%	05/01/02
TFLIC T. Rowe Price Equity Income	17.89%	11.44%	6.97%	4.22%	06/28/99
TFLIC T. Rowe Price Small Cap	2.66%	7.17%	4.29%	3.45%	06/28/99
TFLIC Templeton Transamerica Global (6)	17.72%	10.67%	3.95%	1.96%	06/28/99
TFLIC Third Avenue Value	15.03%	18.76%	14.76%	16.69%	06/28/99
TFLIC Transamerica Balanced	8.14%	8.43%	N/A	6.75%	05/01/02
TFLIC Transamerica Convertible Securities	9.90%	8.27%	N/A	8.13%	05/01/02
TFLIC Transamerica Equity	7.73%	12.61%	N/A	10.36%	05/01/02
TFLIC Transamerica Growth Opportunities	4.15%	11.51%	N/A	7.92%	05/01/02
TFLIC Transamerica Money Market(7)	3.80%	1.93%	1.24%	2.21%	06/28/99

TFLIC Transamerica Science & Technology (8)	0.10%	2.73%	(0.11)%	(14.31)%	09/01/00
TFLIC Transamerica Small/Mid Cap Value	16.99%	N/A	N/A	16.66%	05/03/04
TFLIC Transamerica U.S. Government Securities	2.34%	2.00%	N/A	2.72%	05/01/02
TFLIC Transamerica Value Balanced	14.23%	9.56%	5.99%	5.44%	06/28/99
TFLIC Van Kampen Mid-Cap Growth	8.92%	7.22%	0.75%	0.96%	06/28/99

Fidelity VIP Contrafund® Portfolio	10.44%	13.37%	10.65%	4.41%	05/01/00
Fidelity VIP Equity-Income Portfolio	18.86%	11.09%	7.72%	5.72%	05/01/00
Fidelity VIP Growth Opportunities Portfolio	4.18%	5.93%	3.34%	(3.01)%	05/01/00
Fidelity VIP Index 500 Portfolio	14.41%	9.05%	N/A	10.39%	05/3/04

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)	Formerly Federated Growth & Income.
(3)	Formerly AEGON Bond.
(4)	Formerly Salomon All Cap.
(5)	Formerly American Century International.
(6)	Formerly Templeton Great Companies Global.

(7)            The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(8)	Formerly Great Companies – TechnologySM.

Because the TFLIC International Moderate Growth Fund subaccount commenced operations on May 1, 2006 and the ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap and ProFund VP Small-Cap subaccounts commenced operations on June 12, 2006, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2006

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Asset Allocation – Conservative Portfolio	8.46%	7.12%	N/A	6.68%	05/01/02
Asset Allocation – Growth Portfolio	14.58%	12.98%	N/A	9.35%	05/01/02
Asset Allocation – Moderate Growth Portfolio	12.81%	11.41%	N/A	8.68%	05/01/02
Asset Allocation – Moderate Portfolio	10.48%	9.10%	N/A	7.58%	05/01/02
BlackRock Large Cap Value(1)	15.87%	16.01%	11.29%	9.02%	05/01/96
Capital Guardian U.S. Equity(2)	9.12%	7.73%	5.02%	3.41%	10/09/00
Capital Guardian Value† (3)	15.45%	12.54%	8.36%	7.66%	05/27/93
Clarion Global Real Estate Securities	40.99%	27.80%	23.59%	14.71%	05/01/98
Federated Market Opportunity†(4)	1.84%	4.66%	7.59%	9.71%	03/01/94
JPMorgan Core Bond†(5)	2.98%	2.65%	4.03%	4.92%	10/02/86
JPMorgan Enhanced Index(6)	14.27%	8.83%	4.24%	6.06%	05/02/97
JPMorgan Mid Cap Value	16.19%	12.59%	9.96%	8.16%	05/03/99
Legg Mason Partners All Cap(7)	17.49%	9.44%	5.54%	7.85%	05/03/99
Marsico Growth	4.41%	7.72%	2.80%	0.52%	05/03/99
MFS High Yield(8)	9.95%	6.46%	7.33%	3.93%	06/01/98
MFS International Equity(9)	21.96%	15.62%	8.44%	3.52%	01/02/97
Munder Net50	(0.90%)	6.65%	4.09%	(2.46)%	05/29/01

PIMCO Total Return	3.27%	2.74%	N/A	3.80%	05/01/02
T. Rowe Price Equity Income(10)	17.89%	11.44%	8.28%	11.33%	05/03/99
T. Rowe Price Small Cap	2.66%	7.17%	4.27%	4.26%	05/03/99
Templeton Transamerica Global †(11)	17.72%	10.81%	3.95%	6.90%	12/03/92
Third Avenue Value	15.03%	18.76%	14.76%	12.88%	01/02/98
Transamerica Balanced	8.14%	8.43%	N/A	6.75%	05/01/02
Transamerica Convertible Securities	9.90%	8.27%	N/A	8.13%	05/01/02
Transamerica Equity† (12)	7.73%	12.61%	7.42%	11.40%	12/31/80
Transamerica Growth Opportunities(13)	4.15%	11.51%	8.89%	9.83%	05/02/01
Transamerica Money Market† (14)	3.80%	1.93%	1.24%	2.67%	10/02/86
Transamerica Science & Technology(15)	0.10%	2.73%	(0.11)%	(12.31)%	05/01/00
Transamerica Small/Mid Cap Value†	16.99%	14.93%	11.49%	14.10%	05/04/93
Transamerica U.S. Government Securities† (16)	2.34%	2.00%	2.57%	3.86%	05/13/94
Transamerica Value Balanced†	14.23%	9.56%	5.99%	6.23%	01/03/95
Van Kampen Mid-Cap Growth†	8.92%	7.22%	0.75%	7.17%	03/01/93

Fidelity VIP Contrafund® Portfolio†	11.80%	14.32%	11.13%	9.89%	01/03/95
Fidelity VIP Equity-Income Portfolio†	16.90%	13.07%	7.72%	7.58%	10/09/86
Fidelity VIP Growth Opportunities Portfolio†	6.78%	8.40%	4.08%	2.97%	01/03/95
Fidelity VIP Index 500 Portfolio	12.86%	10.39%	4.70%	(0.10)%	01/12/00

ProFund VP Bull	12.62%	6.79%	2.67%	2.42%	05/01/01
ProFund VP Money Market	1.38%	(0.18%)	(0.49%)	0.35%	01/22/01
ProFund VP OTC	4.50%	(0.85%)	(2.94%)	2.28%	10/29/01
ProFund VP Short Small-Cap	(12.59)%	(8.85)%	N/A	(2.88) %	09/03/02
ProFund VP Small-Cap	13.71%	5.15%	4.78%	2.09%	05/01/01

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(4)	Formerly Federated Growth & Income.
(5)	Formerly AEGON Bond.
(6)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(7)	Formerly Salomon All Cap.
(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(9)	Formerly American Century International.
(10)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(11)	Formerly Templeton Great Companies Global.
(12)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(13)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(14)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(15)	Formerly Great Companies – TechnologySM.
(16)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

Because the International Moderate Growth Fund portfolio did not commence operations until May 1, 2006, the Table above does not reflect rates of return for this portfolio.

Net Investment Return of the Separate Account

Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Table 3

Statement of Net Investment Returns

For the Year Ended December 31

Subaccount	2006	2005	2004	2003	2002	2001	2000	1999	Subaccount Inception Date
TFLIC Asset Allocation – Conservative Portfolio	8.46%	4.25%	8.73%	21.82%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Growth Portfolio	14.58%	11.24%	13.16%	29.63%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	12.81%	6.49%	10.40%	23.75%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	10.48%	8.93%	12.53%	26.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC BlackRock Large Cap Value	15.87%	14.91%	17.28%	28.62%	(14.98)%	(2.68)%	14.17%	N/A	06/28/99
TFLIC Capital Guardian U.S. Equity	9.12%	5.36%	8.79%	35.28%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian Value	15.45%	6.75%	15.66%	33.38%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Clarion Global Real Estate Securities	40.99%	12.46%	31.67%	34.53%	2.67%	10.06%	28.46%	N/A	06/28/99
TFLIC Federated Market Opportunity	1.84%	4.03%	8.23%	25.71%	0.06%	14.67%	28.01%	N/A	06/28/99
TFLIC International Moderate Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	05/01/06
TFLIC JPMorgan Core Bond	2.98%	1.39%	3.59%	3.35%	8.99%	7.11%	9.90%	N/A	06/28/99
TFLIC JPMorgan Enhanced Index	14.27%	2.54%	10.03%	27.79%	N/A	N/A	N/A	N/A	05/01/02
TFLIC J.PMorgan Mid Cap Value	16.19%	8.18%	13.56%	30.25%	(13.50)%	(4.80)%	11.91%	N/A	06/28/99
TFLIC Legg Mason Partners All Cap	17.49%	3.15%	8.16%	33.95%	(25.39)%	1.18%	17.24%	N/A	06/28/99
TFLIC Marsico Growth	4.41%	7.62%	11.25%	25.21%	(26.64)%	(14.86)%	(8.84)%	N/A	06/28/99
TFLIC MFS High Yield	9.95%	0.91%	8.79%	N/A	N/A	N/A	N/A	N/A	05/01/03
TFLIC MFS International Equity	21.96%	11.86%	13.32%	24.18%	(21.89)%	(24.12)%	(15.75)%	N/A	06/28/99
TFLIC Munder Net50	(0.90%)	7.10%	14.31%	65.12%	(38.97)%	(26.09)%	N/A	N/A	05/29/01
TFLIC PIMCO Total Return	3.27%	1.42%	3.56%	3.97%	N/A	N/A	N/A	N/A	05/01/02
TFLIC T. Rowe Price Equity Income	17.89%	3.18%	13.79%	25.73%	(19.54)%	(5.02)%	8.89%	N/A	06/28/99
TFLIC T. Rowe Price Small Cap	2.66%	9.63%	9.38%	39.15%	(28.00)%	(10.52)%	(9.27)%	N/A	06/28/99
TFLIC Templeton Transamerica Global	17.72%	6.51%	8.09%	22.15%	(26.69)%	(23.53)%	1.89%	N/A	06/28/99
TFLIC Third Avenue Value	15.03%	17.75%	23.69%	36.04%	(12.66)%	5.22%	(34.26)%	N/A	06/28/99
TFLIC Transamerica Balanced	8.14%	7.00%	10.16%	12.88%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Convertible Securities	9.90%	2.96%	12.17%	22.56%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Equity	7.73%	15.50%	14.77%	30.05%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Growth Opportunities	4.15%	15.19%	15.58%	30.04%	N/A	N/A	N/A	N/A	05/01/02

TFLIC Transamerica Money Market(1)	3.80%	1.96%	0.10%	(0.11)%	0.54%	3.06%	5.17%	N/A	06/28/99
TFLIC Transamerica Science & Technology	0.10%	1.15%	7.09%	49.61%	(38.67)%	(37.51)%	N/A	N/A	09/01/00
TFLIC Transamerica Small/Mid Cap Value	16.99%	12.55%	N/A	N/A	N/A	N/A	N/A	N/A	05/03/04
TFLIC Transamerica U.S. Government Securities	2.34%	1.32%	2.37%	2.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Value Balanced	14.23%	5.64%	8.98%	19.09%	(14.59)%	1.55%	16.16%	N/A	06/28/99
TFLIC Van Kampen
Mid-Cap Growth	8.92%	6.59%	6.18%	27.01%	(33.66)%	(33.83)%	(12.70)%	N/A	06/28/99

Fidelity VIP Contrafund® Portfolio	11.80%	15.61%	14.13%	27.05%	(10.41)%	(13.25)%	N/A	N/A	09/01/00
Fidelity VIP Equity-Income Portfolio	16.90%	4.63%	10.24%	28.87%	(17.89)%	(6.07)%	N/A	N/A	09/01/00
Fidelity VIP Growth Opportunities Portfolio	6.78%	7.71%	5.93%	28.25%	(22.70)%	(15.40)%	N/A	N/A	09/01/00
Fidelity VIP Index 500 Portfolio	12.86%	3.63%	N/A	N/A	N/A	N/A	N/A	N/A	05/03/04

ProFund VP Bull	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	06/12/06
ProFund VP Money Market	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	06/12/06
ProFund VP OTC	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	06/12/06
ProFund VP Short Small-Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	06/12/06
ProFund VP Small-Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	06/12/06

S&P 500	13.62%	3.00%	8.99%	26.38%	(23.37)%	(11.89)%	(9.08)%	21.04%	10/02/86

(1)            The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2006 was 4.06%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios

Additional Information

Settlement Options
Additional Information about Transamerica and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Transamerica's Published Ratings

Index to Financial Statements

TFLIC Series Life Account
Transamerica Financial Life Insurance Company

Glossary

Accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send payments, correspondence or notices to this address; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices must be sent to this address.

maturity date

The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date

For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

NYSE	The New York Stock Exchange.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the record date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand

(Based on the gender and rate class of the insured)

Male	Male	Female	Female
Issue	Ultimate Select/	Ultimate Standard/	Ultimate Select/	Ultimate Standard/
Age	Select	Standard	Select	Standard

0	N/A	N/A	9.81 (male) 9.26 (female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20	8.72	9.20
19	8.84	9.32	8.84	9.32
20	8.96	9.44	8.96	9.44
21	9.16	9.88	9.16	9.64
22	9.32	10.04	9.32	9.80
23	9.52	10.24	9.52	10.00
24	9.68	10.40	9.68	10.40
25	9.88	10.84	9.88	10.60
26	10.56	11.28	10.32	11.04
27	11.00	11.72	10.76	11.48
28	11.40	12.12	11.16	12.12
29	12.08	12.80	11.84	12.56
30	12.52	13.24	12.21	13.00
31	13.04	14.00	12.42	13.29
32	13.45	14.48	12.63	13.54
33	13.72	15.24	12.86	13.81
34	14.01	15.96	13.09	14.10
35	15.36	16.48	14.35	15.48
36	15.71	17.40	14.63	15.82
37	16.01	18.40	14.93	16.18
38	16.39	19.14	15.25	16.55
39	16.78	19.59	15.58	16.95

                                    MaleMaleFemaleFemale

Issue	Ultimate Select/	Ultimate Standard/	Ultimate Select/	Ultimate Standard/
Age	Select	Standard	Select	Standard

40	18.45	20.86	17.43	19.14
41	19.46	22.38	17.85	19.64
42	20.01	23.41	18.28	20.16
43	20.58	24.20	18.74	20.71
44	21.19	25.00	19.22	21.26
45	21.85	25.90	19.74	21.91
46	22.55	26.98	20.28	22.55
47	23.29	28.48	20.85	23.24
48	24.09	29.50	21.46	23.96
49	24.94	30.59	22.11	24.72
50	25.86	32.43	22.79	25.52
51	26.84	33.78	23.52	26.37
52	27.90	35.11	24.29	27.28
53	29.05	36.53	25.12	28.24
54	30.29	38.02	26.01	29.27
55	31.63	40.50	26.95	30.37
56	33.07	42.23	27.97	31.54
57	34.64	44.07	29.06	32.80
58	36.33	45.97	30.24	34.15
59	38.19	47.98	31.52	35.62
60	40.21	49.86	32.91	37.23
61	42.33	51.98	34.43	38.99
62	44.42	54.81	36.10	40.92
63	46.69	57.00	37.93	43.03
64	49.12	57.00	39.93	45.01
65	51.56	57.00	42.10	47.10
66	54.12	57.00	44.18	49.34
67	56.86	57.00	46.38	51.67
68	57.00	57.00	48.80	54.03
69	57.00	57.00	51.47	56.60
70	57.00	57.00	54.29	57.00
71 and over	57.00	57.00	57.00	57.00

Appendix B

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 75 on a Policy for an insured who is a 30 year old female in the Ultimate Select rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,900, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 76 is based on the same factors of those on page 75, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These fees are:

(1)    the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2)

estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.94% of the portfolios’ gross average daily net assets. The 0.94% gross average portfolio expense level assumes an equal allocation of amounts among the 39 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2006 for the portfolios to calculate the gross average annual expense level; and

(3)    the premium expense charge (6.0% of premiums paid during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

TFLIC FREEDOM ELITE BUILDER

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

FEMALE ISSUE AGE 30

Specified Amount	$250,000	Ultimate Select Class
Annual Premium	$1,900	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	250,000	250,000	250,000	1,442	1,540	1,605
2	250,000	250,000	250,000	2,851	3,138	3,336
3	250,000	250,000	250,000	4,227	4,795	5,200
4	250,000	250,000	250,000	5,572	6,516	7,212
5	250,000	250,000	250,000	6,887	8,303	9,383
6	250,000	250,000	250,000	8,175	10,163	11,729
7	250,000	250,000	250,000	9,429	12,090	14,258
8	250,000	250,000	250,000	10,646	14,084	16,981
9	250,000	250,000	250,000	11,830	16,152	19,918
10	250,000	250,000	250,000	12,967	18,281	23,071
15	250,000	250,000	250,000	18,023	30,038	42,897
20	250,000	250,000	250,000	22,334	44,768	73,437
25	250,000	250,000	250,000	26,348	63,546	120,539
30 (Age 60)	250,000	250,000	258,070	28,941	86,459	192,590
35 (Age 65)	250,000	250,000	369,135	29,852	114,774	302,569
40 (Age 70)	250,000	250,000	543,655	27,851	149,729	468,668
45 (Age 75)	250,000	250,000	771,025	22,567	194,360	720,584
50 (Age 80)	250,000	265,759	1,159,266	12,183	253,104	1,104,062
55 (Age 85)	*	344,222	1,766,220	*	327,831	1,682,115
60 (Age 90)	*	441,425	2,677,058	*	420,405	2,549,579
65 (Age 95)	*	542,482	3,903,465	*	537,111	3,864,817
70 (Age 100)	*	688,040	5,892,947	*	688,040	5,892,947

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	-	-	-	20	22,334	44,768	73,437
2	-	86	284	25	26,348	63,546	120,539
3	1,175	1,743	2,148	30 (Age 60)	28,941	86,459	192,590
4	2,520	3,463	4,159	35 (Age 65)	29,852	114,774	302,569
5	3,835	5,251	6,330	40 (Age 70)	27,851	149,729	468,668
6	5,428	7,415	8,982	45 (Age 75)	22,567	194,360	720,584
7	6,987	9,648	11,816	50 (Age 80)	12,183	253,104	1,104,062
8	8,509	11,947	14,844	55 (Age 85)	*	327,831	1,682,115
9	9,999	14,320	18,086	60 (Age 90)	*	420,405	2,549,579
10	11,440	16,755	21,545	65 (Age 95)	*	537,111	3,864,817
15	18,023	30,038	42,897	70 (Age 100)	*	688,040	5,892,947

* In the absence of an additional payment, the Policy would lapse.

TFLIC FREEDOM ELITE BUILDER

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

FEMALE ISSUE AGE 30

Specified Amount	$250,000	Ultimate Select Class
Annual Premium	$1,900	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	250,000	250,000	250,000	1,412	1,509	1,574
2	250,000	250,000	250,000	2,778	3,060	3,255
3	250,000	250,000	250,000	4,110	4,668	5,066
4	250,000	250,000	250,000	5,410	6,334	7,016
5	250,000	250,000	250,000	6,671	8,056	9,112
6	250,000	250,000	250,000	7,899	9,839	11,368
7	250,000	250,000	250,000	9,084	11,677	13,791
8	250,000	250,000	250,000	10,224	13,567	16,388
9	250,000	250,000	250,000	11,316	15,512	19,173
10	250,000	250,000	250,000	12,357	17,507	22,158
15	250,000	250,000	250,000	16,869	28,411	40,815
20	250,000	250,000	250,000	20,228	41,336	68,505
25	250,000	250,000	250,000	21,768	56,050	109,331
30 (Age 60)	250,000	250,000	250,000	20,854	72,565	170,623
35 (Age 65)	250,000	250,000	321,840	16,447	90,918	263,803
40 (Age 70)	250,000	250,000	465,748	4,810	109,649	401,506
45 (Age 75)	*	250,000	648,087	*	127,429	605,689
50 (Age 80)	*	250,000	955,651	*	138,447	910,144
55 (Age 85)	*	250,000	1,418,168	*	131,232	1,350,636
60 (Age 90)	*	250,000	2,068,900	*	57,791	1,970,381
65 (Age 95)	*	*	2,910,991	*	*	2,882,169
70 (Age 100)	*	*	4,337,149	*	*	4,337,149

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	End of Policy Year	0% (Gross) -.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	-	-	-	20	20,228	41,336	68,505
2	-	8	203	25	21,768	56,050	109,331
3	1,058	1,615	2,013	30 (Age 60)	20,854	72,565	170,623
4	2,358	3,282	3,964	35 (Age 65)	16,447	90,918	263,803
5	3,619	5,003	6,059	40 (Age 70)	4,810	109,649	401,506
6	5,152	7,091	8,621	45 (Age 75)	*	127,429	605,689
7	6,642	9,235	11,349	50 (Age 80)	*	138,447	910,144
8	8,087	11,431	14,252	55 (Age 85)	*	131,232	1,350,636
9	9,484	13,680	17,342	60 (Age 90)	*	57,791	1,970,381
10	10,830	15,981	20,632	65 (Age 95)	*	*	2,882,169
15	16,869	28,411	40,815	70 (Age 100)	*	*	4,337,149

* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

                In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-322-7353
Facsimile: 1-800-322-7361
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.tafinlife.com/vp

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling

1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-61654/811-8878

AG08300-05/2007

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

TFLIC FREEDOM ELITE BUILDER®

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

Direct all payments, correspondence and notices to the

Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

1-800-322-7353

(727) 299-1531

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder® flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing office at Transamerica, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products

Funds – Service Class 2 Shares and the ProFunds Trust.

WRL00190 – 05/2007

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	6
Addition, Deletion, or Substitution of Portfolios	7
Additional Information	7
Settlement Options	7
Additional Information about Transamerica and the Separate Account	8
Legal Matters	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	9
Records	10
Independent Registered Public Accounting Firm	10
Experts	10
Underwriters	10
Underwriting Standards	10
IMSA	11
Performance Data	11
Other Performance Data in Advertising Sales Literature	11
Transamerica’s Published Ratings	11
Index to Financial Statements	12
TFLIC Series Life Account:	F-1
Transamerica Financial Life Insurance Company	F-62

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send any payments, correspondence or notices to this address; send them to the mailing address).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

1

issue age

The insured's age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices must be sent to this address.

maturity date

The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date

For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

NYSE	The New York Stock Exchange.

2

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.
planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the record date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected shown on the Base Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount. Other events such as a request to increase or decrease the specified amount change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

3

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

4

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice to us at our mailing office at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the owner signs the written notice.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing office.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our mailing office.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing office.
	•	If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing office;
> responsible for the validity of any assignment;

5

	>	liable for any payment we made before we received written notice of the assignment at our mailing office; or
	>	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability, including any riders attached to the Policy, is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,

6

(1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
•	the mortality tables we use; and

7

•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account

                Transamerica is a stock life insurance company that is wholly-owned indirectly by Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

                Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was

8

issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. ("TCI"), replaced our affiliate, AFSG, as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2006, 2005, and 2004, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,775,586, $2,696,946, and $2,434,520, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion of them. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI's (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

9

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica’s ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

                Transamerica’s statutory-basis financial statements and schedules at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

10

•	ultimate select (preferred) non
•	select (non-preferred) non-tobacco use;
•	ultimate standard (preferred) tobacco use;
•	standard (non-preferred) tobacco use; and
•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating

11

insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

TFLIC Series Life Account:

Report of Independent Registered Public Accounting Firm, dated March 15, 2007

Statements of Assets and Liabilities at December 31, 2006

Statements of Operations for the year ended December 31, 2006

Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to the Financial Statements

Transamerica Financial Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated March 13, 2007

Balance Sheets Statutory-Basis at December 31, 2006 and 2005

Statements of Operations Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2006, 2005 and 2004

Notes to Financial Statements--Statutory-Basis

Statutory-Basis Financial Statement Schedules

12

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the TFLIC Series Life Account

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (the Separate Account, a separate account of Transamerica Financial Life Insurance Company) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the separate account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2006, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 15, 2007

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC AEGON Bond Subaccount	TFLIC Asset Allocation - Conservative Subaccount	TFLIC Asset Allocation - Growth Subaccount	TFLIC Asset Allocation - Moderate Growth Subaccount	TFLIC Asset Allocation - Moderate Subaccount
Assets
Investment in securities:
Number of shares	31,855.605	40,035.392	749,723.675	750,240.344	214,417.457

Cost	$390,269	$449,802	$8,893,201	$8,759,278	$2,422,829

Investments in mutual funds, at net asset value	$371,118	$462,008	$10,218,734	$10,293,298	$2,714,525
Receivable for units sold	—	—	—	—	—

Total assets	371,118	462,008	10,218,734	10,293,298	2,714,525

Liabilities
Payable for units redeemed	—	—	1	10	2

	$371,118	$462,008	$10,218,733	$10,293,288	$2,714,523

Net Assets:
Deferred annuity contracts terminable by owners	$371,118	$462,008	$10,218,733	$10,293,288	$2,714,523

Total net assets	$371,118	$462,008	$10,218,733	$10,293,288	$2,714,523

Accumulation units outstanding:
M&E - 0.90%	25,761	34,067	635,465	668,156	187,883

M&E - 0.75%	10	81	40,043	31,866	5,503

Accumulation unit value:
M&E - 0.90%	$14.402329	$13.533238	$15.185816	$14.761446	$14.076490

M&E - 0.75%	$10.490867	$12.011988	$14.201572	$13.504619	$12.683455

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC International Moderate Growth Subaccount	TFLIC MFS International Equity Subaccount	TFLIC Capital Guardian US Equity Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Clarion Global Real Estate Securities Subaccount
Assets
Investment in securities:
Number of shares	48,016.696	102,636.618	562.333	1,622.690	49,181.838

Cost	$466,244	$793,191	$5,452	$32,574	$887,110

Investments in mutual funds, at net asset value	$500,814	$1,029,445	$6,321	$34,482	$1,206,922
Receivable for units sold	—	—	—	—	—

Total assets	500,814	1,029,445	6,321	34,482	1,206,922

Liabilities
Payable for units redeemed	—	—	—	1	—

	$500,814	$1,029,445	$6,321	$34,481	$1,206,922

Net Assets:
Deferred annuity contracts terminable by owners	$500,814	$1,029,445	$6,321	$34,481	$1,206,922

Total net assets	$500,814	$1,029,445	$6,321	$34,481	$1,206,922

Accumulation units outstanding:
M&E - 0.90%	47,815	87,146	465	589	31,184

M&E - 0.75%	491	—	—	1,862	2,337

Accumulation unit value:
M&E - 0.90%	$10.367426	$11.812813	$13.598797	$15.040228	$37.357414

M&E - 0.75%	$10.377641	—	—	$13.761839	$17.952482

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Science & Technology Subaccount	TFLIC J.P. Morgan Mid-Cap Value Subaccount	TFLIC JP Morgan Enhanced Index Subaccount	TFLIC Marsico Growth Subaccount
Assets
Investment in securities:
Number of shares	72,600.918	42,969.072	25,723.003	686.189	12,369.880

Cost	$1,164,492	$161,147	$321,874	$8,987	$107,597

Investments in mutual funds, at net asset value	$1,118,054	$173,165	$427,002	$11,219	$134,584
Receivable for units sold	—	—	—	1	—

Total assets	1,118,054	173,165	427,002	11,220	134,584

Liabilities
Payable for units redeemed	—	—	—	—	—

	$1,118,054	$173,165	$427,002	$11,220	$134,584

Net Assets:
Deferred annuity contracts terminable by owners	$1,118,054	$173,165	$427,002	$11,220	$134,584

Total net assets	$1,118,054	$173,165	$427,002	$11,220	$134,584

Accumulation units outstanding:
M&E - 0.90%	56,217	45,854	23,810	815	12,648

M&E - 0.75%	877	65	—	25	—

Accumulation unit value:
M&E - 0.90%	$19.716411	$3.760855	$17.933881	$13.370739	$10.640859

M&E - 0.75%	$11.009701	$11.013128	$13.882321	$12.801835	$12.456141

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC BlackRock Large Cap Value Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Munder Net50 Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Legg Mason Partners All Cap Subaccount
Assets
Investment in securities:
Number of shares	18,183.497	1,890.328	18,361.611	5,658.422	82,037.913

Cost	$315,706	$17,840	$165,334	$61,787	$1,028,405

Investments in mutual funds, at net asset value	$378,217	$17,920	$189,492	$62,129	$1,208,418
Receivable for units sold	—	—	—	1	—

Total assets	378,217	17,920	189,492	62,130	1,208,418

Liabilities
Payable for units redeemed	1	—	1	—	1

	$378,216	$17,920	$189,491	$62,130	$1,208,417

Net Assets:
Deferred annuity contracts terminable by owners	$378,216	$17,920	$189,491	$62,130	$1,208,417

Total net assets	$378,216	$17,920	$189,491	$62,130	$1,208,417

Accumulation units outstanding:
M&E - 0.90%	21,167	1,309	18,535	5,186	70,602

M&E - 0.75%	202	61	125	37	341

Accumulation unit value:
M&E - 0.90%	$17.724401	$13.158178	$10.140656	$11.905656	$17.051460

M&E - 0.75%	$15.022904	$11.493042	$12.260192	$10.555964	$13.338040

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount	TFLIC Templeton Transamerica Global Subaccount	TFLIC Third Avenue Value Subaccount	TFLIC Transamerica Balanced Subaccount
Assets
Investment in securities:
Number of shares	10,879.368	38,081.009	118,926.979	71,082.069	4,604.398

Cost	$174,061	$398,906	$2,238,391	$1,375,015	$51,627

Investments in mutual funds, at net asset value	$226,400	$394,519	$2,622,340	$1,871,591	$56,404
Receivable for units sold	—	—	—	1	—

Total assets	226,400	394,519	2,622,340	1,871,592	56,404

Liabilities
Payable for units redeemed	1	—	2	—	—

	$226,399	$394,519	$2,622,338	$1,871,592	$56,404

Net Assets:
Deferred annuity contracts terminable by owners	$226,399	$394,519	$2,622,338	$1,871,592	$56,404

Total net assets	$226,399	$394,519	$2,622,338	$1,871,592	$56,404

Accumulation units outstanding:
M&E - 0.90%	16,505	29,635	225,108	57,947	4,123

M&E - 0.75%	95	940	1,273	1,546	35

Accumulation unit value:
M&E - 0.90%	$13.640373	$12.905865	$11.570865	$31.888545	$13.574822

M&E - 0.75%	$13.353971	$12.816832	$13.857925	$15.349839	$12.559848

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Transamerica Money Market Subaccount	TFLIC Transamerica Small/MidCap Value Subaccount
Assets
Investment in securities:
Number of shares	1,124.631	410,052.463	121,943.049	502,233.600	10,051.295

Cost	$12,016	$9,668,111	$1,734,218	$502,234	$187,636

Investments in mutual funds, at net asset value	$13,518	$10,640,861	$1,949,869	$502,234	$196,804
Receivable for units sold	1	5	—	38	—

Total assets	13,519	10,640,866	1,949,869	502,272	196,804

Liabilities
Payable for units redeemed	—	—	49	—	—

	$13,519	$10,640,866	$1,949,820	$502,272	$196,804

Net Assets:
Deferred annuity contracts terminable by owners	$13,519	$10,640,866	$1,949,820	$502,272	$196,804

Total net assets	$13,519	$10,640,866	$1,949,820	$502,272	$196,804

Accumulation units outstanding:
M&E - 0.90%	914	668,665	136,295	42,588	12,544

M&E - 0.75%	27	3,224	308	51	520

Accumulation unit value:
M&E - 0.90%	$14.411791	$15.846138	$14.276308	$11.781086	$15.074985

M&E - 0.75%	$12.575346	$13.989903	$13.097037	$10.633200	$14.803953

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Assets
Investment in securities:
Number of shares	1,286.132	50,229.122	172,145.756	1,960.801	—

Cost	$15,404	$616,845	$3,266,999	$59,068	$—

Investments in mutual funds, at net asset value	$15,254	$697,180	$3,628,833	$59,608	$—
Receivable for units sold	—	—	—	1	—

Total assets	15,254	697,180	3,628,833	59,609	—

Liabilities
Payable for units redeemed	—	1	12	—	—

	$15,254	$697,179	$3,628,821	$59,609	$—

Net Assets:
Deferred annuity contracts terminable by owners	$15,254	$697,179	$3,628,821	$59,609	$—

Total net assets	$15,254	$697,179	$3,628,821	$59,609	$—

Accumulation units outstanding:
M&E - 0.90%	1,346	46,797	337,647	131	—

M&E - 0.75%	—	37	116	5,070	—

Accumulation unit value:
M&E - 0.90%	$11.335855	$14.887640	$10.742996	$11.451891	$10.181263

M&E - 0.75%	$10.401931	$12.960691	$12.748514	$11.461105	$10.189300

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	ProFund VP OTC Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount
Assets
Investment in securities:
Number of shares	3.471	6,646.466	482.910	12,915.416	12,800.363

Cost	$56	$95,908	$17,971	$305,748	$283,545

Investments in mutual funds, at net asset value	$55	$96,839	$17,984	$401,799	$331,145
Receivable for units sold	—	—	1	—	—

Total assets	55	96,839	17,985	401,799	331,145

Liabilities
Payable for units redeemed	55	—	—	1	—

	$—	$96,839	$17,985	$401,798	$331,145

Net Assets:
Deferred annuity contracts terminable by owners	$—	$96,839	$17,985	$401,798	$331,145

Total net assets	$—	$96,839	$17,985	$401,798	$331,145

Accumulation units outstanding:
M&E - 0.90%	—	10,992	1,150	30,566	23,281

M&E - 0.75%	—	—	449	—	—

Accumulation unit value:
M&E - 0.90%	$11.431466	$8.809836	$11.245190	$13.145096	$14.223944

M&E - 0.75%	$11.440660	$8.816943	$11.254238	—	—

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2006

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Assets
Investment in securities:
Number of shares	7,321.895	146.537

Cost	$106,741	$20,188

Investments in mutual funds, at net asset value	$132,014	$23,430
Receivable for units sold	—	4

Total assets	132,014	23,434

Liabilities
Payable for units redeemed	—	—

	$132,014	$23,434

Net Assets:
Deferred annuity contracts terminable by owners	$132,014	$23,434

Total net assets	$132,014	$23,434

Accumulation units outstanding:
M&E - 0.90%	16,023	1,304

M&E - 0.75%	—	499

Accumulation unit value:
M&E - 0.90%	$8.238861	$13.012008

M&E - 0.75%	—	$12.958445

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC AEGON Bond Subaccount	TFLIC Asset Allocation - Conservative Subaccount	TFLIC Asset Allocation - Growth Subaccount	TFLIC Asset Allocation - Moderate Growth Subaccount	TFLIC Asset Allocation - Moderate Subaccount
Net investment income (loss)
Income:
Dividends	$19,429	$13,567	$80,432	$143,075	$65,130
Expenses:
Administrative, mortality and expense risk charge	3,387	3,713	72,619	76,478	21,642

Net investment income (loss)	16,042	9,854	7,813	66,597	43,488
Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	19,126	612,400	369,499	113,500
Proceeds from sales	81,567	65,549	485,274	586,207	276,769
Cost of investments sold	85,316	63,486	437,297	507,259	248,172

Net realized capital gains (losses) on investments	(3,749)	21,189	660,377	448,447	142,097
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(17,778)	10,021	842,512	984,987	231,408
End of period	(19,151)	12,206	1,325,533	1,534,020	291,696

Net change in unrealized appreciation/depreciation of investments	(1,373)	2,185	483,021	549,033	60,288

Net realized and unrealized capital gains (losses) on investments	(5,122)	23,374	1,143,398	997,480	202,385

Increase (decrease) in net assets from operations	$10,920	$33,228	$1,151,211	$1,064,077	$245,873

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC International Moderate Growth Subaccount(1)	TFLIC MFS International Equity Subaccount	TFLIC Capital Guardian US Equity Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Clarion Global Real Estate Securities Subaccount
Net investment income (loss)
Income:
Dividends	$—	$11,984	$32	$139	$12,951
Expenses:
Administrative, mortality and expense risk charge	1,464	7,470	192	359	8,172

Net investment income (loss)	(1,464)	4,514	(160)	(220)	4,779
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	46,085	524	874	105,413
Proceeds from sales	52,265	77,361	31,881	64,772	151,164
Cost of investments sold	55,110	59,471	26,279	55,321	116,983

Net realized capital gains (losses) on investments	(2,845)	63,975	6,126	10,325	139,594
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	135,982	6,557	8,896	141,669
End of period	34,570	236,254	869	1,908	319,812

Net change in unrealized appreciation/depreciation of investments	34,570	100,272	(5,688)	(6,988)	178,143

Net realized and unrealized capital gains (losses) on investments	31,725	164,247	438	3,337	317,737

Increase (decrease) in net assets from operations	$30,261	$168,761	$278	$3,117	$322,516

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Science & Technology Subaccount	TFLIC J.P. Morgan Mid-Cap Value Subaccount	TFLIC JP Morgan Enhanced Index Subaccount	TFLIC Marsico Growth Subaccount
Net investment income (loss)
Income:
Dividends	$18,923	$—	$3,480	$112	$158
Expenses:
Administrative, mortality and expense risk charge	10,037	1,472	3,803	181	1,173

Net investment income (loss)	8,886	(1,472)	(323)	(69)	(1,015)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	88,321	12,181	40,846	—	—
Proceeds from sales	170,885	42,011	75,890	26,279	35,078
Cost of investments sold	167,669	39,127	58,467	23,511	29,916

Net realized capital gains (losses) on investments	91,537	15,065	58,269	2,768	5,162
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	33,599	27,379	99,292	3,533	25,942
End of period	(46,438)	12,018	105,128	2,232	26,987

Net change in unrealized appreciation/depreciation of investments	(80,037)	(15,361)	5,836	(1,301)	1,045

Net realized and unrealized capital gains (losses) on investments	11,500	(296)	64,105	1,467	6,207

Increase (decrease) in net assets from operations	$20,386	$(1,768)	$63,782	$1,398	$5,192

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC BlackRock Large Cap Value Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Munder Net50 Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Legg Mason Partners All Cap Subaccount
Net investment income (loss)
Income:
Dividends	$1,605	$1,030	$—	$1,931	$11,106
Expenses:
Administrative, mortality and expense risk charge	2,881	273	1,791	669	9,768

Net investment income (loss)	(1,276)	757	(1,791)	1,262	1,338
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	14,235	121	—	—	155,030
Proceeds from sales	64,705	48,003	181,511	118,985	112,949
Cost of investments sold	53,969	48,639	161,738	120,041	93,998

Net realized capital gains (losses) on investments	24,971	(515)	19,773	(1,056)	173,981
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	38,768	(1,143)	49,003	(672)	176,631
End of period	62,511	80	24,158	342	180,013

Net change in unrealized appreciation/depreciation of investments	23,743	1,223	(24,845)	1,014	3,382

Net realized and unrealized capital gains (losses) on investments	48,714	708	(5,072)	(42)	177,363

Increase (decrease) in net assets from operations	$47,438	$1,465	$(6,863)	$1,220	$178,701

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount	TFLIC Templeton Transamerica Global Subaccount	TFLIC Third Avenue Value Subaccount	TFLIC Transamerica Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$3,306	$—	$30,479	$12,854	$497
Expenses:
Administrative, mortality and expense risk charge	1,685	3,514	21,071	13,977	525

Net investment income (loss)	1,621	(3,514)	9,408	(1,123)	(28)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	19,440	35,414	—	86,783	1,258
Proceeds from sales	44,083	65,260	225,960	146,266	26,995
Cost of investments sold	44,093	63,499	209,688	106,731	25,205

Net realized capital gains (losses) on investments	19,430	37,175	16,272	126,318	3,048
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	42,436	19,038	18,400	399,159	4,141
End of period	52,339	(4,387)	383,949	496,576	4,777

Net change in unrealized appreciation/depreciation of investments	9,903	(23,425)	365,549	97,417	636

Net realized and unrealized capital gains (losses) on investments	29,333	13,750	381,821	223,735	3,684

Increase (decrease) in net assets from operations	$30,954	$10,236	$391,229	$222,612	$3,656

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Transamerica Money Market Subaccount	TFLIC Transamerica Small/MidCap Value Subaccount
Net investment income (loss)
Income:
Dividends	$192	$—	$4,342	$23,956	$1,251
Expenses:
Administrative, mortality and expense risk charge	347	47,787	16,886	4,553	1,233

Net investment income (loss)	(155)	(47,787)	(12,544)	19,403	18
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	183	—	49,338	—	11,744
Proceeds from sales	58,690	508,315	160,558	590,301	42,532
Cost of investments sold	54,042	422,722	140,703	590,301	36,972

Net realized capital gains (losses) on investments	4,831	85,593	69,193	—	17,304
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,380	568,320	195,538	—	6,832
End of period	1,502	972,750	215,651	—	9,168

Net change in unrealized appreciation/depreciation of investments	(1,878)	404,430	20,113	—	2,336

Net realized and unrealized capital gains (losses) on investments	2,953	490,023	89,306	—	19,640

Increase (decrease) in net assets from operations	$2,798	$442,236	$76,762	$19,403	$19,658

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount(1)	ProFund VP Money Market Subaccount(1)
Net investment income (loss)
Income:
Dividends	$501	$16,489	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	297	5,857	30,966	42	—

Net investment income (loss)	204	10,632	(30,966)	(42)	—
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	18	24,998	—	—	—
Proceeds from sales	48,135	103,571	311,381	66,615	200
Cost of investments sold	49,843	95,504	291,556	65,750	200

Net realized capital gains (losses) on investments	(1,690)	33,065	19,825	865	—
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(934)	36,492	52,135	—	—
End of period	(150)	80,335	361,834	540	—

Net change in unrealized appreciation/depreciation of investments	784	43,843	309,699	540	—

Net realized and unrealized capital gains (losses) on investments	(906)	76,908	329,524	1,405	—

Increase (decrease) in net assets from operations	$(702)	$87,540	$298,558	$1,363	$—

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	ProFund VP OTC Subaccount(1)	ProFund VP Short Small- Cap Subaccount(1)	ProFund VP Small-Cap Subaccount(1)	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount
Net investment income (loss)
Income:
Dividends	$—	$53	$—	$3,746	$8,807
Expenses:
Administrative, mortality and expense risk charge	117	104	70	3,320	2,662

Net investment income (loss)	(117)	(51)	(70)	426	6,145
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	32,091	36,579
Proceeds from sales	695,917	911,923	431,911	40,508	30,394
Cost of investments sold	692,412	915,820	431,317	28,813	25,506

Net realized capital gains (losses) on investments	3,505	(3,897)	594	43,786	41,467
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	103,774	42,172
End of period	(1)	931	13	96,051	47,600

Net change in unrealized appreciation/depreciation of investments	(1)	931	13	(7,723)	5,428

Net realized and unrealized capital gains (losses) on investments	3,504	(2,966)	607	36,063	46,895

Increase (decrease) in net assets from operations	$3,387	$(3,017)	$537	$36,489	$53,040

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Net investment income (loss)
Income:
Dividends	$545	$839
Expenses:
Administrative, mortality and expense risk charge	1,080	325

Net investment income (loss)	(535)	514
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	11,319	52,771
Cost of investments sold	9,732	48,498

Net realized capital gains (losses) on investments	1,587	4,273
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	21,077	5,843
End of period	25,273	3,242

Net change in unrealized appreciation/depreciation of investments	4,196	(2,601)

Net realized and unrealized capital gains (losses) on investments	5,783	1,672

Increase (decrease) in net assets from operations	$5,248	$2,186

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC AEGON Bond Subaccount		TFLIC Asset Allocation-Conservative Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$16,042	$17,140	$9,854	$6,536
Net realized capital gains (losses) on investments	(3,749)	(875)	21,189	27,899
Net change in unrealized appreciation/ depreciation of investments	(1,373)	(10,974)	2,185	(17,905)

Increase (decrease) in net assets from operations	10,920	5,291	33,228	16,530
Contract transactions
Net contract purchase payments	72,370	76,051	123,926	75,201
Transfer payments from (to) other subaccounts or general account	(50,388)	(3,139)	15,049	82,404
Contract terminations, withdrawals, and other deductions	(18,886)	(13,138)	(4,685)	(17,485)
Contract maintenance charges	(28,317)	(31,562)	(50,055)	(38,082)

Increase (decrease) in net assets from contract transactions	(25,221)	28,212	84,235	102,038

Net increase (decrease) in net assets	(14,301)	33,503	117,463	118,568
Net assets:
Beginning of the period	385,419	351,916	344,545	225,977

End of the period	$371,118	$385,419	$462,008	$344,545

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Asset Allocation-Growth Subaccount		TFLIC Asset Allocation-Moderate Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$7,813	$(18,492)	$66,597	$16,343
Net realized capital gains (losses) on investments	660,377	285,445	448,447	240,625
Net change in unrealized appreciation/ depreciation of investments	483,021	340,233	549,033	288,369

Increase (decrease) in net assets from operations	1,151,211	607,186	1,064,077	545,337
Contract transactions
Net contract purchase payments	3,236,926	2,655,187	3,337,264	2,820,469
Transfer payments from (to) other subaccounts or general account	432,919	585,546	58,665	212,709
Contract terminations, withdrawals, and other deductions	(189,752)	(269,905)	(267,659)	(283,899)
Contract maintenance charges	(827,985)	(589,767)	(896,173)	(673,495)

Increase (decrease) in net assets from contract transactions	2,652,108	2,381,061	2,232,097	2,075,784

Net increase (decrease) in net assets	3,803,319	2,988,247	3,296,174	2,621,121
Net assets:
Beginning of the period	$6,415,414	3,427,167	6,997,114	4,375,993

End of the period	$10,218,733	$6,415,414	$10,293,288	$6,997,114

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Asset Allocation-Moderate Subaccount		TFLIC International Moderate Growth Subaccount(1)
	2006	2005	2006
Operations
Net investment income (loss)	$43,488	$17,985	$(1,464)
Net realized capital gains (losses) on investments	142,097	87,200	(2,845)
Net change in unrealized appreciation/ depreciation of investments	60,288	21,490	34,570

Increase (decrease) in net assets from operations	245,873	126,675	30,261
Contract transactions
Net contract purchase payments	813,825	822,229	291,317
Transfer payments from (to) other subaccounts or general account	(84,387)	27,535	192,450
Contract terminations, withdrawals, and other deductions	(137,176)	(60,996)	—
Contract maintenance charges	(290,888)	(259,935)	(13,214)

Increase (decrease) in net assets from contract transactions	301,374	528,833	470,553

Net increase (decrease) in net assets	547,247	655,508	500,814
Net assets:
Beginning of the period	2,167,276	1,511,768	—

End of the period	$2,714,523	$2,167,276	$500,814

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC MFS International Equity Subaccount		TFLIC Capital Guardian US Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$4,514	$(668)	$(160)	$(116)
Net realized capital gains (losses) on investments	63,975	75,146	6,126	1,182
Net change in unrealized appreciation/depreciation of investments	100,272	1,176	(5,688)	783

Increase (decrease) in net assets from operations	168,761	75,654	278	1,849
Contract transactions
Net contract purchase payments	138,593	131,894	2,327	1,441
Transfer payments from (to) other subaccounts or general account	91,550	(12,904)	(31,550)	(783)
Contract terminations, withdrawals, and other deductions	(36,461)	(46,161)	—	—
Contract maintenance charges	(48,817)	(47,397)	(536)	(381)

Increase (decrease) in net assets from contract transactions	144,865	25,432	(29,759)	277

Net increase (decrease) in net assets	313,626	101,086	(29,481)	2,126
Net assets:
Beginning of the period	715,819	614,733	35,802	33,676

End of the period	$1,029,445	$715,819	$6,321	$35,802

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Capital Guardian Value Subaccount		TFLIC Clarion Global Real Estate Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(220)	$73	$4,779	$5,369
Net realized capital gains (losses) on investments	10,325	3,187	139,594	73,573
Net change in unrealized appreciation/depreciation of investments	(6,988)	975	178,143	(1,927)

Increase (decrease) in net assets from operations	3,117	4,235	322,516	77,015
Contract transactions
Net contract purchase payments	26,958	5,442	217,755	185,131
Transfer payments from (to) other subaccounts or general account	(60,218)	75	26,756	48,581
Contract terminations, withdrawals, and other deductions	(244)	—	(38,036)	(26,831)
Contract maintenance charges	(1,966)	(1,350)	(67,994)	(50,272)

Increase (decrease) in net assets from contract transactions	(35,470)	4,167	138,481	156,609

Net increase (decrease) in net assets	(32,353)	8,402	460,997	233,624
Net assets:
Beginning of the period	66,834	58,432	$745,925	512,301

End of the period	$34,481	$66,834	$1,206,922	$745,925

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Federated Growth & Income Subaccount		TFLIC Transamerica Science & Technology Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$8,886	$14,120	$(1,472)	$(735)
Net realized capital gains (losses) on investments	91,537	89,722	15,065	2,033
Net change in unrealized appreciation/depreciation of investments	(80,037)	(63,383)	(15,361)	1,120

Increase (decrease) in net assets from operations	20,386	40,459	(1,768)	2,418
Contract transactions
Net contract purchase payments	199,101	227,713	23,875	36,653
Transfer payments from (to) other subaccounts or general account	(58,862)	18,303	(11,515)	(9,311)
Contract terminations, withdrawals, and other deductions	(32,864)	(47,611)	(8,059)	(7,436)
Contract maintenance charges	(83,261)	(82,398)	(9,714)	(10,219)

Increase (decrease) in net assets from contract transactions	24,114	116,007	(5,413)	9,687

Net increase (decrease) in net assets	44,500	156,466	(7,181)	12,105
Net assets:
Beginning of the period	1,073,554	917,088	180,346	168,241

End of the period	$1,118,054	$1,073,554	$173,165	$180,346

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC J.P. Morgan Mid-Cap Value Subaccount		TFLIC JP Morgan Enhanced Index Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(323)	$(2,684)	$(69)	$287
Net realized capital gains (losses) on investments	58,269	14,437	2,768	4,195
Net change in unrealized appreciation/depreciation of investments	5,836	20,226	(1,301)	(2,866)

Increase (decrease) in net assets from operations	63,782	31,979	1,398	1,616
Contract transactions
Net contract purchase payments	—	82,076	2,460	7,671
Transfer payments from (to) other subaccounts or general account	(51,210)	12,119	(25,718)	(31,076)
Contract terminations, withdrawals, and other deductions	(14,077)	(16,256)	—	(44)
Contract maintenance charges	(6,800)	(28,765)	(907)	(1,003)

Increase (decrease) in net assets from contract transactions	(72,087)	49,174	(24,165)	(24,452)

Net increase (decrease) in net assets	(8,305)	81,153	(22,767)	(22,836)
Net assets:
Beginning of the period	435,307	354,154	33,987	56,823

End of the period	$427,002	$435,307	$11,220	$33,987

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Marsico Growth Subaccount		TFLIC BlackRock Large Cap Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(1,015)	$(1,132)	$(1,276)	$(317)
Net realized capital gains (losses) on investments	5,162	4,880	24,971	16,020
Net change in unrealized appreciation/depreciation of investments	1,045	6,801	23,743	12,878

Increase (decrease) in net assets from operations	5,192	10,549	47,438	28,581
Contract transactions
Net contract purchase payments	18,757	21,704	56,686	58,164
Transfer payments from (to) other subaccounts or general account	(14,895)	1,776	4,965	90,547
Contract terminations, withdrawals, and other deductions	(4,957)	(27,002)	(3,414)	(16,060)
Contract maintenance charges	(9,082)	(9,520)	(20,291)	(15,902)

Increase (decrease) in net assets from contract transactions	(10,177)	(13,042)	37,946	116,749

Net increase (decrease) in net assets	(4,985)	(2,493)	85,384	145,330
Net assets:
Beginning of the period	139,569	142,062	292,832	147,502

End of the period	$134,584	$139,569	$378,216	$292,832

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC MFS High Yield Subaccount		TFLIC Munder Net50 Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$757	$3,553	$(1,791)	$(1,561)
Net realized capital gains (losses) on investments	(515)	1,217	19,773	3,761
Net change in unrealized appreciation/depreciation of investments	1,223	(4,275)	(24,845)	12,476

Increase (decrease) in net assets from operations	1,465	495	(6,863)	14,676
Contract transactions
Net contract purchase payments	7,648	3,703	83,255	40,201
Transfer payments from (to) other subaccounts or general account	(38,389)	329	(71,468)	(4,235)
Contract terminations, withdrawals, and other deductions	(1,143)	—	(12,019)	(9,131)
Contract maintenance charges	(1,894)	(1,017)	(12,289)	(11,675)

Increase (decrease) in net assets from contract transactions	(33,778)	3,015	(12,521)	15,160

Net increase (decrease) in net assets	(32,313)	3,510	(19,384)	29,836
Net assets:
Beginning of the period	50,233	46,723	208,875	179,039

End of the period	$17,920	$50,233	$189,491	$208,875

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC PIMCO Total Return Subaccount		TFLIC Legg Mason Partners All Cap Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,262	$700	$1,338	$(2,649)
Net realized capital gains (losses) on investments	(1,056)	$1,566	173,981	15,207
Net change in unrealized appreciation/depreciation of investments	1,014	$(1,272)	3,382	20,194

Increase (decrease) in net assets from operations	1,220	$994	178,701	32,752
Contract transactions
Net contract purchase payments	13,170	14,046	153,019	192,920
Transfer payments from (to) other subaccounts or general account	(19,403)	6,375	(41,518)	(29,647)
Contract terminations, withdrawals, and other deductions	(411)	(4,769)	(49,390)	(67,022)
Contract maintenance charges	(6,357)	(5,914)	(66,309)	(70,985)

Increase (decrease) in net assets from contract transactions	(13,001)	9,738	(4,198)	25,266

Net increase (decrease) in net assets	(11,781)	10,732	174,503	58,018
Net assets:
Beginning of the period	73,911	63,179	1,033,914	975,896

End of the period	$62,130	$73,911	$1,208,417	$1,033,914

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC T. Rowe Price Equity Income Subaccount		TFLIC T. Rowe Price Small Cap Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,621	$1,713	$(3,514)	$(3,080)
Net realized capital gains (losses) on investments	19,430	10,351	37,175	72,920
Net change in unrealized appreciation/depreciation of investments	9,903	(6,263)	(23,425)	(35,322)

Increase (decrease) in net assets from operations	30,954	5,801	10,236	34,518
Contract transactions
Net contract purchase payments	25,213	34,645	59,185	56,412
Transfer payments from (to) other subaccounts or general account	5,451	4,056	(28,423)	5,531
Contract terminations, withdrawals, and other deductions	(6,580)	(8,192)	(12,760)	(19,158)
Contract maintenance charges	(14,037)	(13,145)	(21,995)	(20,371)

Increase (decrease) in net assets from contract transactions	10,047	17,364	(3,993)	22,414

Net increase (decrease) in net assets	41,001	23,165	6,243	56,932
Net assets:
Beginning of the period	185,398	162,233	388,276	331,344

End of the period	$226,399	$185,398	$394,519	$388,276

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Templeton Transamerica Global Subaccount		TFLIC Third Avenue Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$9,408	$3,665	$(1,123)	$(3,783)
Net realized capital gains (losses) on investments	16,272	(10,280)	126,318	54,424
Net change in unrealized appreciation/depreciation of investments	365,549	143,175	97,417	135,511

Increase (decrease) in net assets from operations	391,229	136,560	222,612	186,152
Contract transactions
Net contract purchase payments	321,081	362,659	285,349	233,488
Transfer payments from (to) other subaccounts or general account	(88,119)	(70,655)	147,635	112,264
Contract terminations, withdrawals, and other deductions	(76,072)	(108,292)	(47,820)	(48,258)
Contract maintenance charges	(143,077)	(149,004)	(87,273)	(69,581)

Increase (decrease) in net assets from contract transactions	13,813	34,708	297,891	227,913

Net increase (decrease) in net assets	405,042	171,268	520,503	414,065
Net assets:
Beginning of the period	2,217,296	2,046,028	1,351,089	937,024

End of the period	$2,622,338	$2,217,296	$1,871,592	$1,351,089

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Transamerica Balanced Subaccount		TFLIC Transamerica Convertible Securities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(28)	$333	$(155)	$832
Net realized capital gains (losses) on investments	3,048	4,897	4,831	6,452
Net change in unrealized appreciation/depreciation of investments	636	(1,067)	(1,878)	(5,170)

Increase (decrease) in net assets from operations	3,656	4,163	2,798	2,114
Contract transactions
Net contract purchase payments	15,822	16,289	4,236	1,013
Transfer payments from (to) other subaccounts or general account	(20,309)	(941)	(57,338)	2,147
Contract terminations, withdrawals, and other deductions	(73)	(6,441)	—	(1)
Contract maintenance charges	(4,026)	(4,228)	(1,381)	(1,163)

Increase (decrease) in net assets from contract transactions	(8,586)	4,679	(54,483)	1,996

Net increase (decrease) in net assets	(4,930)	8,842	(51,685)	4,110
Net assets:
Beginning of the period	61,334	52,492	65,204	61,094

End of the period	$56,404	$61,334	$13,519	$65,204

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Transamerica Equity Subaccount		TFLIC Transamerica Growth Opportunities Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(47,787)	$(18,295)	$(12,544)	$(13,776)
Net realized capital gains (losses) on investments	85,593	70,134	69,193	$127,954
Net change in unrealized appreciation/depreciation of investments	404,430	485,878	20,113	$123,010

Increase (decrease) in net assets from operations	442,236	537,717	76,762	$237,188
Contract transactions
Net contract purchase payments	747,057	715,093	274,132	$307,493
Transfer payments from (to) other subaccounts or general account	5,926,488	17,519	(34,963)	$(24,471)
Contract terminations, withdrawals, and other deductions	(235,052)	(196,524)	(50,239)	$(64,990)
Contract maintenance charges	(342,441)	(264,049)	(119,675)	$(121,336)

Increase (decrease) in net assets from contract transactions	6,096,052	272,039	69,255	$96,696

Net increase (decrease) in net assets	6,538,288	809,756	146,017	$333,884
Net assets:
Beginning of the period	4,102,578	3,292,822	1,803,803	1,469,919

End of the period	$10,640,866	$4,102,578	$1,949,820	$1,803,803

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Transamerica Money Market Subaccount		TFLIC Transamerica Small/MidCap Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$19,403	$8,105	$18	$(294)
Net realized capital gains (losses) on investments	—	—	17,304	7,238
Net change in unrealized appreciation/depreciation of investments	—	—	2,336	306

Increase (decrease) in net assets from operations	19,403	8,105	19,658	7,250
Contract transactions
Net contract purchase payments	290,228	243,841	67,360	6,533
Transfer payments from (to) other subaccounts or general account	(195,345)	(72,277)	36,334	14,753
Contract terminations, withdrawals, and other deductions	(7,633)	(50,412)	—	(17)
Contract maintenance charges	(63,008)	(37,770)	(7,796)	(1,054)

Increase (decrease) in net assets from contract transactions	24,242	83,382	95,898	20,215

Net increase (decrease) in net assets	43,645	91,487	115,556	27,465
Net assets:
Beginning of the period	458,627	367,140	81,248	53,783

End of the period	$502,272	$458,627	$196,804	$81,248

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Transamerica U.S. Government Securities Subaccount		TFLIC Transamerica Value Balanced Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$204	$1,817	$10,632	$10,918
Net realized capital gains (losses) on investments	(1,690)	511	33,065	53,908
Net change in unrealized appreciation/depreciation of investments	784	(1,661)	43,843	(30,680)

Increase (decrease) in net assets from operations	(702)	667	87,540	34,146
Contract transactions
Net contract purchase payments	9,466	4,117	99,735	119,443
Transfer payments from (to) other subaccounts or general account	(46,930)	5	(42,080)	(25,348)
Contract terminations, withdrawals, and other deductions	—	—	(44,670)	(31,585)
Contract maintenance charges	(1,212)	(930)	(49,244)	(53,295)

Increase (decrease) in net assets from contract transactions	(38,676)	3,192	(36,259)	9,215

Net increase (decrease) in net assets	(39,378)	3,859	51,281	43,361
Net assets:
Beginning of the period	54,632	50,773	645,898	602,537

End of the period	$15,254	$54,632	$697,179	$645,898

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	TFLIC Van Kampen Mid-Cap Growth Subaccount		ProFund VP Bull Subaccount(1)
	2006	2005	2006
Operations
Net investment income (loss)	$(30,966)	$(24,566)	$(42)
Net realized capital gains (losses) on investments	19,825	(10,721)	865
Net change in unrealized appreciation/depreciation of investments	309,699	243,077	540

Increase (decrease) in net assets from operations	298,558	207,790	1,363
Contract transactions
Net contract purchase payments	530,473	640,865	—
Transfer payments from (to) other subaccounts or general account	(140,567)	(75,286)	59,115
Contract terminations, withdrawals, and other deductions	(152,031)	(175,114)	(124)
Contract maintenance charges	(224,865)	(235,534)	(745)

Increase (decrease) in net assets from contract transactions	13,010	154,931	58,246

Net increase (decrease) in net assets	311,568	362,721	59,609
Net assets:
Beginning of the period	3,317,253	2,954,532	—

End of the period	$3,628,821	$3,317,253	$59,609

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	ProFund VP Money Market Subaccount(1)	ProFund VP OTC Subaccount(1)
	2006	2006
Operations
Net investment income (loss)	$—	$(117)
Net realized capital gains (losses) on investments	—	3,505
Net change in unrealized appreciation/depreciation of investments	—	(1)

Increase (decrease) in net assets from operations	—	3,387
Contract transactions
Net contract purchase payments	—	89,099
Transfer payments from (to) other subaccounts or general account	—	(91,897)
Contract terminations, withdrawals, and other deductions	—	(124)
Contract maintenance charges	—	(465)

Increase (decrease) in net assets from contract transactions	—	(3,387)

Net increase (decrease) in net assets	—	—
Net assets:
Beginning of the period	—	—

End of the period	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	ProFund VP Short Small-Cap Subaccount(1)	ProFund VP Small-Cap Subaccount(1)
	2006	2006
Operations
Net investment income (loss)	$(51)	$(70)
Net realized capital gains (losses) on investments	(3,897)	594
Net change in unrealized appreciation/depreciation of investments	931	13

Increase (decrease) in net assets from operations	(3,017)	537
Contract transactions
Net contract purchase payments	71,223	—
Transfer payments from (to) other subaccounts or general account	28,868	17,881
Contract terminations, withdrawals, and other deductions	—	—
Contract maintenance charges	(235)	(433)

Increase (decrease) in net assets from contract transactions	99,856	17,448

Net increase (decrease) in net assets	96,839	17,985
Net assets:
Beginning of the period	—	—

End of the period	$96,839	$17,985

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Fidelity VIP Contrafund® Subaccount		Fidelity VIP Equity-Income Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$426	$(2,348)	$6,145	$1,288
Net realized capital gains (losses) on investments	43,786	9,894	41,467	10,869
Net change in unrealized appreciation/depreciation of investments	(7,723)	38,380	5,428	78

Increase (decrease) in net assets from operations	36,489	45,926	53,040	12,235
Contract transactions
Net contract purchase payments	56,518	58,360	36,260	46,339
Transfer payments from (to) other subaccounts or general account	6,229	(6,521)	1,864	(5,718)
Contract terminations, withdrawals, and other deductions	(27,303)	(10,869)	(17,333)	(8,167)
Contract maintenance charges	(20,310)	(19,590)	(15,801)	(16,294)

Increase (decrease) in net assets from contract transactions	15,134	21,380	4,990	16,160

Net increase (decrease) in net assets	51,623	67,306	58,030	28,395
Net assets:
Beginning of the period	350,175	282,869	273,115	244,720

End of the period	$401,798	$350,175	$331,145	$273,115

See accompanying notes.

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount		Fidelity VIP Index 500 Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(535)	$(295)	$514	$362
Net realized capital gains (losses) on investments	1,587	889	4,273	74
Net change in unrealized appreciation/depreciation of investments	4,196	7,889	(2,601)	1,437

Increase (decrease) in net assets from operations	5,248	8,483	2,186	1,873
Contract transactions
Net contract purchase payments	18,618	23,490	21,021	1,419
Transfer payments from (to) other subaccounts or general account	(3,795)	(75)	(50,468)	183
Contract terminations, withdrawals, and other deductions	(1,313)	(2,087)	(58)	—
Contract maintenance charges	(7,664)	(7,587)	(1,579)	(349)

Increase (decrease) in net assets from contract transactions	5,846	13,741	(31,084)	1,253

Net increase (decrease) in net assets	11,094	22,224	(28,898)	3,126
Net assets:
Beginning of the period	120,920	98,696	52,332	49,206

End of the period	$132,014	$120,920	$23,434	$52,332

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

1.	Organization and Summary of Significant Accounting Policies

Organization

The TFLIC Series Life Account (the “Life Account”) was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC or the “depositor”) and is registered as a unit investment trust (“Trust”) under the Investment Company Act of 1940, as amended. The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding portfolio (the “Portfolio”) of a Series Fund, which is collectively referred to as the “Series Fund”. Each Series Fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Series Fund:

AEGON/Transamerica Series Trust:

AEGON Bond

Asset Allocation - Conservative

Asset Allocation - Growth

Asset Allocation - Moderate Growth

Asset Allocation - Moderate

International Moderate Growth

MFS International Equity

Capital Guardian US Equity

Capital Guardian Value

Clarion Global Real Estate Securities

Federated Growth & Income

Transamerica Science & Technology

J.P. Morgan Mid-Cap Value

JP Morgan Enhanced Index

Marsico Growth

BlackRock Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Legg Mason Partners All Cap

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Templeton Transamerica Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Small/MidCap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Mid-Cap Growth

Variable Insurance Products Fund-Service Class 2:

Fidelity VIP Index 500

Fidelity-VIP Contrafund® Portfolio

Fidelity-VIP Equity-Income Portfolio

Fidelity-VIP Growth Opportunities Portfolio

Profunds

Profund VP Bull

Profund VP OTC

Profund VP Small-Cap

Profund VP Short Small-Cap

Profund VP Money Market

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

1.	Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date

Asset Allocation-Growth	May 1, 2002

Asset Allocation-Conservative	May 1, 2002

Asset Allocation - Moderate	May 1, 2002

Asset Allocation-Moderate Growth	May 1, 2002

Capital Guardian Value	May 1, 2002

Capital Guardian U.S. Equity	May 1, 2002

J.P. Morgan Enhanced Index	May 1, 2002

PIMCO Total Return	May 1, 2002

Transamerica Balanced	May 1, 2002

Transamerica Convertible Securities	May 1, 2002

Transamerica Equity	May 1, 2002

Transamerica U.S. Government Securities	May 1, 2002

MFS High Yield	May 1, 2003

Transamerica Small/Mid Cap Value	May 1, 2004

Fidelity VIP Index 500 Portfolio	May 1, 2004

International Moderate Growth	May 1, 2006

Profund VP Bull	June 12, 2006

Profund VP OTC	June 12, 2006

Profund VP Small-Cap	June 12, 2006

Profund VP Short Small-Cap	June 12, 2006

Profund VP Money Market	June 12, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly

MFS International Equity	America Century International

Templeton Transamerica Global	Templeton Great Companies Global

Transamerica Science & Technology	Great Companies - TechnologySM

BlackRock Large Cap Value	Mercury Large-Cap Value

Legg Mason Partners All Cap	Salomon All Cap

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2006:

Portfolio	Formerly

Transamerica Equity	Janus Growth

Transamerica Equity	Great Companies - AmericaSM

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

1.	Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2006.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:
AEGON Bond	$72,815	$81,567
Asset Allocation - Conservative Portfolio	179,115	65,549
Asset Allocation - Growth Portfolio	3,763,361	485,274
Asset Allocation - Moderate Growth Portfolio	3,271,114	586,207
Asset Allocation - Moderate Portfolio	739,063	276,769
International Moderate Growth	521,354	52,265
MFS International Equity	272,961	77,361
Capital Guardian U.S. Equity	2,485	31,881
Capital Guardian Value	29,957	64,772
Clarion Global Real Estate Securities	399,875	151,164
Federated Growth & Income	292,760	170,885
Transamerica Science & Technology	47,362	42,011
J.P Morgan Mid-Cap Value	44,325	75,890
J.P. Morgan Enhanced Index	2,043	26,279
Marsico Growth	23,919	35,078
BlackRock Large Cap Value	115,611	64,705
MFS High Yield	15,102	48,003
Munder Net50	167,256	181,511
PIMCO Total Return	107,598	118,985
Legg Mason Partners All Cap	265,195	112,949
T. Rowe Price Equity Income	75,246	44,083
T. Rowe Price Small Cap	93,167	65,260
Templeton Transamerica Global	249,280	225,960
Third Avenue Value	530,022	146,266
Transamerica Balanced	19,639	26,995
Transamerica Convertible Securities	4,235	58,690
Transamerica Equity	6,564,886	508,315

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

2.	Investments (continued)

	Purchases	Sales
Transamerica Growth Opportunities	$266,848	$160,558
Transamerica Money Market	618,109	590,301
Transamerica Small/Mid Cap Value	150,192	42,532
Transamerica U.S. Government Securities	9,681	48,135
Transamerica Value Balanced	102,961	103,571
Van Kampen Mid-Cap Growth	293,744	311,381
Profunds
Profund VP Bull	124,818	66,615
Profund VP Money Market	200	200
Profund VP OTC	692,468	695,917
Profund VP Short Small-Cap	1,011,728	911,923
Profund VP Small-Cap	449,288	431,911
Variable Insurance Products Fund (VIP) - Service Class 2:
Fidelity - VIP Contrafund® Portfolio	88,182	40,508
Fidelity - VIP Equity-Income Portfolio - Service Class 2	78,130	30,394
Fidelity - VIP Growth Opportunities Portfolio	16,630	11,319
Fidelity VIP Index 500	22,199	52,771

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC AEGON Bond Subaccount	TFLIC Asset Allocation Conservative Subaccount	TFLIC Asset Allocation Growth Subaccount	TFLIC Asset Allocation Moderate Growth Subaccount	TFLIC Asset Allocation Moderate Subaccount
Units outstanding at January 1, 2005	26,062	19,111	287,813	364,510	126,561
Units purchased	7,768	17,125	303,329	288,849	80,790
Units redeemed and transferred	(5,721)	(8,390)	(106,016)	(117,633)	(36,980)

Units outstanding at December 31, 2005	28,109	27,846	485,126	535,726	170,371
Units purchased	5,210	12,412	278,432	273,067	60,941
Units redeemed and transferred	(7,548)	(6,110)	(88,050)	(108,771)	(37,926)

Units outstanding at December 31, 2006	25,771	34,148	675,508	700,022	193,386

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC International Moderate Growth Subaccount	TFLIC MFS International Equity Subaccount	TFLIC Capital Guardian US Equity Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Clarion Global Real Estate Securities Subaccount
Units outstanding at January 1, 2005	—	71,003	2,847	4,964	22,789
Units purchased	—	19,530	126	456	14,123
Units redeemed and transferred	—	(16,621)	(100)	(113)	(7,494)

Units outstanding at December 31, 2005	—	73,912	2,873	5,307	29,418
Units purchased	46,874	15,736	154	2,027	12,283
Units redeemed and transferred	1,432	(2,502)	(2,562)	(4,883)	(8,180)

Units outstanding at December 31, 2006	48,306	87,146	465	2,451	33,521

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Science & Technology Subaccount	TFLIC J.P. Morgan Mid-Cap Value Subaccount	TFLIC JP Morgan Enhanced Index Subaccount	TFLIC Marsico Growth Subaccount
Units outstanding at January 1, 2005	50,164	41,459	25,282	5,071	14,669
Units purchased	16,020	11,235	7,894	989	2,665
Units redeemed and transferred	(9,719)	(8,605)	(4,515)	(3,065)	(3,975)

Units outstanding at December 31, 2005	56,465	44,089	28,661	2,995	13,359
Units purchased	14,389	8,300	2	183	2,480
Units redeemed and transferred	(13,760)	(6,470)	(4,853)	(2,338)	(3,191)

Units outstanding at December 31, 2006	57,094	45,919	23,810	840	12,648

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC BlackRock Large Cap Value Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Munder Net50 Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Legg Mason Partners All Cap Subaccount
Units outstanding at January 1, 2005	11,391	4,198	18,330	5,790	69,808
Units purchased	11,054	390	5,519	2,753	15,806
Units redeemed and transferred	(2,971)	(132)	(3,859)	(1,898)	(13,924)

Units outstanding at December 31, 2005	19,474	4,456	19,990	6,645	71,690
Units purchased	5,903	615	16,982	8,998	10,851
Units redeemed and transferred	(4,008)	(3,701)	(18,312)	(10,420)	(11,598)

Units outstanding at December 31, 2006	21,369	1,370	18,660	5,223	70,943

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount	TFLIC Templeton Transamerica Global Subaccount	TFLIC Third Avenue Value Subaccount	TFLIC Transamerica Balanced Subaccount
Units outstanding at January 1, 2005	14,517	28,915	221,352	40,843	4,630
Units purchased	4,123	8,180	44,975	16,847	1,471
Units redeemed and transferred	(2,569)	(6,188)	(41,113)	(7,827)	(1,062)

Units outstanding at December 31, 2005	16,071	30,907	225,214	49,863	5,039
Units purchased	2,878	5,900	32,902	15,236	1,427
Units redeemed and transferred	(2,349)	(6,232)	(31,735)	(5,606)	(2,308)

Units outstanding at December 31, 2006	16,600	30,575	226,381	59,493	4,158

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Transamerica Money Market Subaccount	TFLIC Transamerica Small/MidCap Value Subaccount
Units outstanding at January 1, 2005	5,057	258,841	123,717	33,182	4,740
Units purchased	441	71,174	32,383	39,290	5,982
Units redeemed and transferred	(266)	(50,781)	(24,320)	(31,979)	(4,374)

Units outstanding at December 31, 2005	5,232	279,234	131,780	40,493	6,348
Units purchased	269	440,857	23,128	58,527	9,555
Units redeemed and transferred	(4,560)	(48,202)	(18,305)	(56,381)	(2,839)

Units outstanding at December 31, 2006	941	671,889	136,603	42,639	13,064

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Units outstanding at January 1, 2005	4,815	49,109	318,954	—	—
Units purchased	1,090	11,732	77,397	—	—
Units redeemed and transferred	(805)	(11,016)	(60,381)	—	—

Units outstanding at December 31, 2005	5,100	49,825	335,970	—	—
Units purchased	783	6,882	53,035	3,573	10
Units redeemed and transferred	(4,537)	(9,873)	(51,242)	1,628	(10)

Units outstanding at December 31, 2006	1,346	46,834	337,763	5,201	—

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP OTC Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity Income Subaccount
Units outstanding at January 1, 2005	—	—	—	27,475	21,397
Units purchased	—	—	—	7,663	4,146
Units redeemed and transferred	—	—	—	(5,718)	(2,720)

Units outstanding at December 31, 2005	—	—	—	29,420	22,823
Units purchased	24,347	44,320	9,906	5,294	3,484
Units redeemed and transferred	(24,347)	(33,328)	(8,307)	(4,148)	(3,026)

Units outstanding at December 31, 2006	—	10,992	1,599	30,566	23,281

Transamerica Financial Life Insurance Co.

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

3.	Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Units outstanding at January 1, 2005	13,442	4,500
Units purchased	3,494	144
Units redeemed and transferred	(1,646)	(31)

Units outstanding at December 31, 2005	15,290	4,613
Units purchased	2,299	1,657
Units redeemed and transferred	(1,566)	(4,467)

Units outstanding at December 31, 2006	16,023	1,803

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TFLIC AEGON Bond
	12/31/2006		25,771	$10.49	to	$14.40	$371,118	5.11%	0.75%	to	0.90%	3.14%	to	2.99%
	12/31/2005		28,109	10.17	to	13.98	385,419	5.43	0.75	to	0.90	1.53	to	1.39
	12/31/2004		26,062	10.02	to	13.79	351,916	6.99	0.75	to	0.90	0.18	to	3.59
	12/31/2003		23,902	13.31	to	13.31	318,229	4.80	0.90	to	0.90	3.35	to	3.35
	12/31/2002		34,183	12.88	to	12.88	440,349	4.71	0.90	to	0.90	8.99	to	8.99
TFLIC Asset Allocation - Conservative
	12/31/2006		34,148	12.01	to	13.53	462,008	3.24	0.75	to	0.90	8.63	to	8.47
	12/31/2005		27,846	11.06	to	12.48	344,545	3.02	0.75	to	0.90	4.40	to	4.25
	12/31/2004		19,112	10.59	to	11.97	225,977	0.30	0.75	to	0.90	5.92	to	8.73
	12/31/2003		13,909	11.01	to	11.01	153,089	0.12	0.90	to	0.90	21.82	to	21.82
	12/31/2002	(1)	5,509	9.04	to	9.04	49,774	0.00	0.90	to	0.90	(9.65)	to	(9.65)
TFLIC Asset Allocation - Growth
	12/31/2006		675,508	14.20	to	15.19	10,218,733	0.98	0.75	to	0.90	14.76	to	14.59
	12/31/2005		485,128	12.38	to	13.25	6,415,414	0.50	0.75	to	0.90	11.40	to	11.24
	12/31/2004		287,814	11.11	to	11.91	3,427,168	0.09	0.75	to	0.90	11.09	to	13.16
	12/31/2003		129,184	10.53	to	10.53	1,359,957	0.14	0.90	to	0.90	29.63	to	29.63
	12/31/2002	(1)	15,254	8.12	to	8.12	123,876	0.00	0.90	to	0.90	(18.79)	to	(18.79)
TFLIC Asset Allocation - Moderate Growth
	12/31/2006		700,022	13.50	to	14.76	10,293,288	1.66	0.75	to	0.90	12.99	to	12.82
	12/31/2005		535,724	11.95	to	13.08	6,997,114	1.19	0.75	to	0.90	9.09	to	8.93
	12/31/2004		364,509	10.96	to	12.01	4,375,997	0.20	0.75	to	0.90	9.56	to	12.53
	12/31/2003		190,325	10.67	to	10.67	2,030,495	0.15	0.90	to	0.90	26.03	to	26.03
	12/31/2002	(1)	30,053	8.47	to	8.47	254,518	0.00	0.90	to	0.90	(15.31)	to	(15.31)
TFLIC Asset Allocation - Moderate
	12/31/2006		193,386	12.68	to	14.08	2,714,523	2.67	0.75	to	0.90	10.65	to	10.49
	12/31/2005		170,371	11.46	to	12.74	2,167,276	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004		126,561	10.75	to	11.96	1,511,768	0.27	0.75	to	0.90	7.49	to	10.40
	12/31/2003		67,509	10.84	to	10.84	731,621	0.12	0.90	to	0.90	23.75	to	23.75
	12/31/2002	(1)	17,847	8.76	to	8.76	156,287	0.00	0.90	to	0.90	(12.43)	to	(12.43)
TFLIC International Moderate Growth
	12/31/2006	(1)	48,306	10.38	to	10.37	500,814	0.00	0.75	to	0.90	3.78	to	3.67
TFLIC MFS International Equity
	12/31/2006		87,146	11.81	to	11.81	1,029,445	1.42	0.90	to	0.90	21.97	to	21.97
	12/31/2005		73,912	9.68	to	9.68	715,819	0.79	0.90	to	0.90	11.86	to	11.86
	12/31/2004		71,003	8.66	to	8.66	614,733	0.00	0.90	to	0.90	13.32	to	13.32
	12/31/2003		64,628	7.64	to	7.64	493,773	0.00	0.90	to	0.90	24.18	to	24.18
	12/31/2002		14,434	6.15	to	6.15	88,807	0.32	0.90	to	0.90	(21.89)	to	(21.89)
TFLIC Capital Guardian US Equity
	12/31/2006		465	13.60	to	13.60	6,321	0.16	0.90	to	0.90	9.13	to	9.13
	12/31/2005		2,873	12.46	to	12.46	35,802	0.55	0.90	to	0.90	5.36	to	5.36
	12/31/2004		2,847	11.83	to	11.83	33,676	0.29	0.90	to	0.90	8.79	to	8.79
	12/31/2003		2,730	10.87	to	10.87	29,681	0.18	0.90	to	0.90	35.28	to	35.28
	12/31/2002	(1)	2,523	8.04	to	8.04	20,278	0.41	0.90	to	0.90	(19.63)	to	(19.63)

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TFLIC Capital Guardian Value
	12/31/2006		2,451	$13.76	to	$15.04	$34,481	0.33%	0.75%	to	0.90%	15.63%	to	15.46%
	12/31/2005		5,307	11.90	to	13.03	66,834	0.96	0.75	to	0.90	6.91	to	6.75
	12/31/2004		4,964	11.13	to	12.20	58,432	0.93	0.75	to	0.90	11.33	to	15.66
	12/31/2003		2,678	10.55	to	10.55	28,255	0.81	0.90	to	0.90	33.38	to	33.38
	12/31/2002	(1)	2,525	7.91	to	7.91	19,974	4.27	0.90	to	0.90	(20.90)	to	(20.90)
TFLIC Clarion Global Real Estate Securities
	12/31/2006		33,521	17.95	to	37.36	1,206,922	1.39	0.75	to	0.90	41.21	to	41.01
	12/31/2005		29,418	12.71	to	26.49	745,925	1.76	0.75	to	0.90	12.63	to	12.46
	12/31/2004		22,789	11.29	to	23.56	512,301	2.21	0.75	to	0.90	12.87	to	31.67
	12/31/2003		16,445	17.89	to	17.89	294,205	2.29	0.90	to	0.90	34.53	to	34.53
	12/31/2002		12,828	13.30	to	13.30	170,598	1.55	0.90	to	0.90	2.67	to	2.67
TFLIC Federated Growth & Income
	12/31/2006		57,094	11.01	to	19.72	1,118,054	1.68	0.75	to	0.90	1.99	to	1.84
	12/31/2005		56,465	10.79	to	19.36	1,073,554	2.32	0.75	to	0.90	4.18	to	4.03
	12/31/2004		50,164	10.36	to	18.61	917,089	2.76	0.75	to	0.90	3.62	to	8.23
	12/31/2003		42,232	17.20	to	17.20	726,177	4.36	0.90	to	0.90	25.71	to	25.71
	12/31/2002		31,984	13.68	to	13.68	437,476	2.74	0.90	to	0.90	0.06	to	0.06
TFLIC Transamerica Science & Technology
	12/31/2006		45,919	11.01	to	3.76	173,165	0.00	0.75	to	0.90	0.25	to	0.11
	12/31/2005		44,089	10.99	to	3.76	180,346	0.43	0.75	to	0.90	1.30	to	1.15
	12/31/2004		41,459	10.84	to	3.71	168,241	0.00	0.75	to	0.90	8.44	to	7.09
	12/31/2003		38,625	3.47	to	3.47	133,953	0.00	0.90	to	0.90	49.61	to	49.61
	12/31/2002		29,166	2.32	to	2.32	67,609	0.00	0.90	to	0.90	(38.67)	to	(38.67)
TFLIC J.P. Morgan Mid-Cap Value
	12/31/2006		23,810	13.88	to	17.93	427,002	0.81	0.75	to	0.90	16.37	to	16.20
	12/31/2005		28,661	11.93	to	15.43	435,307	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004		25,282	11.01	to	14.27	354,155	0.04	0.75	to	0.90	10.11	to	13.56
	12/31/2003		20,762	12.56	to	12.56	260,827	0.11	0.90	to	0.90	30.25	to	30.25
	12/31/2002		18,629	9.65	to	9.65	179,675	0.04	0.90	to	0.90	(13.50)	to	(13.50)
TFLIC JP Morgan Enhanced Index
	12/31/2006		840	12.80	to	13.37	11,220	0.53	0.75	to	0.90	14.45	to	14.29
	12/31/2005		2,994	11.19	to	11.70	33,987	1.40	0.75	to	0.90	2.69	to	2.54
	12/31/2004		5,071	10.89	to	11.41	56,823	0.66	0.75	to	0.90	8.93	to	10.03
	12/31/2003		2,788	10.37	to	10.37	28,914	0.53	0.90	to	0.90	27.79	to	27.79
	12/31/2002	(1)	2,528	8.11	to	8.11	20,515	0.44	0.90	to	0.90	(18.85)	to	(18.85)

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TFLIC Marsico Growth
	12/31/2006		12,648	$12.46	to	$10.64	$134,584	0.12%	0.75%	to	0.90%	4.58%	to	4.43%
	12/31/2005		13,359	11.91	to	10.19	139,569	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004		14,669	11.05	to	9.47	142,062	0.00	0.75	to	0.90	10.52	to	11.25
	12/31/2003		15,350	8.51	to	8.51	130,651	0.00	0.90	to	0.90	25.21	to	25.21
	12/31/2002		12,031	6.80	to	6.80	81,779	0.13	0.90	to	0.90	(26.64)	to	(26.64)
TFLIC BlackRock Large Cap Value
	12/31/2006		21,369	15.02	to	17.72	378,216	0.49	0.75	to	0.90	16.05	to	15.88
	12/31/2005		19,474	12.95	to	15.30	292,832	0.73	0.75	to	0.90	15.08	to	14.91
	12/31/2004		11,391	11.25	to	13.31	147,502	0.93	0.75	to	0.90	12.49	to	17.28
	12/31/2003		9,803	11.35	to	11.35	111,264	0.86	0.90	to	0.90	28.62	to	28.62
	12/31/2002		8,128	8.82	to	8.82	71,716	2.27	0.90	to	0.90	(14.98)	to	(14.98)
TFLIC MFS High Yield
	12/31/2006		1,370	11.49	to	13.16	17,920	3.35	0.75	to	0.90	10.12	to	9.96
	12/31/2005		4,455	10.44	to	11.97	50,233	8.18	0.75	to	0.90	1.05	to	0.91
	12/31/2004		4,198	10.33	to	11.86	46,723	4.95	0.90	to	0.90	3.28	to	8.79
	12/31/2003	(1)	2,000	10.90	to	10.90	21,802	1.07	0.90	to	0.90	8.90	to	8.90
TFLIC Munder Net50
	12/31/2006		18,660	12.26	to	10.14	189,491	0.00	0.75	to	0.90	(0.75)	to	(0.89)
	12/31/2005		19,990	12.35	to	10.23	208,875	0.00	0.75	to	0.90	7.26	to	7.10
	12/31/2004		18,330	11.52	to	9.55	179,039	0.00	0.75	to	0.90	15.16	to	14.31
	12/31/2003		13,220	8.36	to	8.36	110,488	0.00	0.90	to	0.90	65.12	to	65.12
	12/31/2002		8,331	5.06	to	5.06	42,168	0.00	0.90	to	0.90	(38.97)	to	(38.97)
TFLIC PIMCO Total Return
	12/31/2006		5,223	10.56	to	11.91	62,130	2.58	0.75	to	0.90	3.43	to	3.28
	12/31/2005		6,645	10.21	to	11.53	73,911	1.89	0.75	to	0.90	1.57	to	1.42
	12/31/2004		5,791	10.05	to	11.37	63,179	1.99	0.75	to	0.90	0.48	to	3.56
	12/31/2003		2,217	10.98	to	10.98	24,332	1.38	0.90	to	0.90	3.97	to	3.97
	12/31/2002	(1)	2,720	10.56	to	10.56	28,717	0.00	0.90	to	0.90	5.56	to	5.56
TFLIC Legg Mason Partners All Cap
	12/31/2006		70,943	13.34	to	17.05	1,208,417	1.01	0.75	to	0.90	17.67	to	17.50
	12/31/2005		71,690	11.33	to	14.51	1,033,914	0.62	0.75	to	0.90	3.30	to	3.15
	12/31/2004		69,809	10.97	to	14.07	975,896	0.22	0.75	to	0.90	9.72	to	8.16
	12/31/2003		62,133	13.01	to	13.01	808,128	0.40	0.90	to	0.90	33.95	to	33.95
	12/31/2002		51,168	9.71	to	9.71	496,849	1.10	0.90	to	0.90	(25.39)	to	(25.39)
TFLIC T. Rowe Price Equity Income
	12/31/2006		16,600	13.35	to	13.64	226,399	1.73	0.75	to	0.90	18.08	to	17.90
	12/31/2005		16,071	11.31	to	11.57	185,398	1.86	0.75	to	0.90	3.33	to	3.18
	12/31/2004		14,517	10.94	to	11.21	162,233	1.15	0.75	to	0.90	9.45	to	13.79
	12/31/2003		11,352	9.85	to	9.85	111,863	1.78	0.90	to	0.90	25.73	to	25.73
	12/31/2002		10,453	7.84	to	7.84	81,926	0.49	0.90	to	0.90	(19.54)	to	(19.54)
TFLIC T. Rowe Price Small Cap
	12/31/2006		30,575	12.82	to	12.91	394,519	0.00	0.75	to	0.90	2.82	to	2.67
	12/31/2005		30,907	12.47	to	12.57	388,276	0.00	0.75	to	0.90	9.79	to	9.63
	12/31/2004		28,915	11.35	to	11.47	331,344	0.00	0.75	to	0.90	13.55	to	9.38
	12/31/2003		25,591	10.48	to	10.48	268,286	0.00	0.90	to	0.90	39.15	to	39.15
	12/31/2002		20,491	7.53	to	7.53	154,384	0.00	0.90	to	0.90	(28.00)	to	(28.00)

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TFLIC Templeton Transamerica Global
	12/31/2006		226,381	$13.86	to	$11.57	$2,622,338	1.28%	0.75%	to	0.90%	17.90%	to	17.73%
	12/31/2005		225,214	11.75	to	9.83	2,217,296	1.07	0.75	to	0.90	6.67	to	6.51
	12/31/2004		221,352	11.02	to	9.23	2,046,028	0.00	0.75	to	0.90	10.19	to	8.09
	12/31/2003		199,328	8.54	to	8.54	1,701,609	0.00	0.90	to	0.90	22.15	to	22.15
	12/31/2002		175,868	6.99	to	6.99	1,229,049	2.80	0.90	to	0.90	(26.69)	to	(26.69)
TFLIC Third Avenue Value
	12/31/2006		59,493	15.35	to	31.89	1,871,592	0.81	0.75	to	0.90	15.20	to	15.04
	12/31/2005		49,863	13.32	to	27.72	1,351,089	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004		40,843	11.30	to	23.54	937,024	0.67	0.75	to	0.90	12.99	to	23.69
	12/31/2003		30,901	19.03	to	19.03	588,134	0.45	0.90	to	0.90	36.04	to	36.04
	12/31/2002		24,273	13.99	to	13.99	339,601	1.77	0.90	to	0.90	(12.66)	to	(12.66)
TFLIC Transamerica Balanced
	12/31/2006		4,158	12.56	to	13.57	56,404	0.83	0.75	to	0.90	8.31	to	8.15
	12/31/2005		5,039	11.60	to	12.55	61,334	1.42	0.75	to	0.90	7.16	to	7.00
	12/31/2004		4,630	10.82	to	11.73	52,492	0.78	0.75	to	0.90	8.21	to	10.16
	12/31/2003		3,906	10.65	to	10.65	41,593	0.11	0.90	to	0.90	12.88	to	12.88
	12/31/2002	(1)	2,720	9.43	to	9.43	25,655	0.00	0.90	to	0.90	(5.67)	to	(5.67)
TFLIC Transamerica Convertible Securities
	12/31/2006		941	12.58	to	14.41	13,519	0.49	0.75	to	0.90	10.07	to	9.91
	12/31/2005		5,232	11.42	to	13.11	65,204	2.19	0.75	to	0.90	3.11	to	2.96
	12/31/2004		5,057	11.08	to	12.74	61,094	1.66	0.75	to	0.90	10.80	to	12.17
	12/31/2003		2,666	11.35	to	11.35	30,268	0.00	0.90	to	0.90	22.56	to	22.56
	12/31/2002	(1)	2,562	9.26	to	9.26	23,733	0.00	0.90	to	0.90	(7.36)	to	(7.36)
TFLIC Transamerica Equity
	12/31/2006		671,889	13.99	to	15.85	10,640,866	0.00	0.75	to	0.90	7.90	to	7.75
	12/31/2005		279,235	12.97	to	14.71	4,102,578	0.37	0.75	to	0.90	15.67	to	15.50
	12/31/2004		258,841	11.21	to	12.73	3,292,821	0.00	0.75	to	0.90	12.09	to	14.77
	12/31/2003		10,260	11.09	to	11.09	113,824	0.00	0.90	to	0.90	30.05	to	30.05
	12/31/2002	(1)	3,834	8.53	to	8.53	32,707	0.00	0.90	to	0.90	(14.69)	to	(14.69)
TFLIC Transamerica Growth Opportunities
	12/31/2006		136,603	13.10	to	14.28	1,949,820	0.23	0.75	to	0.90	4.32	to	4.16
	12/31/2005		131,780	12.56	to	13.71	1,803,803	0.00	0.75	to	0.90	15.36	to	15.19
	12/31/2004		123,717	10.88	to	11.90	1,469,919	0.00	0.75	to	0.90	8.83	to	15.58
	12/31/2003		4,473	10.29	to	10.29	46,039	0.00	0.90	to	0.90	30.04	to	30.04
	12/31/2002	(1)	3,276	7.92	to	7.92	25,932	0.00	0.90	to	0.90	(20.84)	to	(20.84)
TFLIC Transamerica Money Market
	12/31/2006		42,639	10.63	to	11.78	502,272	4.72	0.75	to	0.90	3.95	to	3.80
	12/31/2005		40,493	10.23	to	11.35	458,627	2.93	0.75	to	0.90	2.11	to	1.96
	12/31/2004		33,182	10.02	to	11.13	367,140	1.03	0.75	to	0.90	0.18	to	0.10
	12/31/2003		25,678	11.12	to	11.12	285,545	0.82	0.90	to	0.90	(0.11)	to	(0.11)
	12/31/2002		39,924	11.13	to	11.13	444,432	1.42	0.90	to	0.90	0.54	to	0.54
TFLIC Transamerica Small/MidCap Value
	12/31/2006		13,064	14.80	to	15.07	196,804	0.89	0.75	to	0.90	17.17	to	17.00
	12/31/2005		6,348	12.63	to	12.88	81,248	0.41	0.75	to	0.90	12.71	to	12.55
	12/31/2004	(1)	4,740	11.21	to	11.45	53,784	0.00	0.75	to	0.90	12.09	to	14.47

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TFLIC Transamerica U.S. Government Securities
	12/31/2006		1,346	$10.40	to	$11.34	$15,254	1.50%	0.75%	to	0.90%	2.50%	to	2.35%
	12/31/2005		5,100	10.15	to	11.08	54,632	4.23	0.75	to	0.90	1.47	to	1.32
	12/31/2004		4,815	10.00	to	10.93	50,771	3.08	0.75	to	0.90	0.01	to	2.37
	12/31/2003		2,714	10.68	to	10.68	28,981	2.05	0.90	to	0.90	2.03	to	2.03
	12/31/2002		2,554	10.47	to	10.47	26,726	2.05	0.90	to	0.90	4.65	to	4.65
TFLIC Transamerica Value Balanced
	12/31/2006		46,834	12.96	to	14.89	697,179	2.50	0.75	to	0.90	14.41	to	14.24
	12/31/2005		49,825	11.33	to	13.03	645,898	2.67	0.75	to	0.90	5.80	to	5.64
	12/31/2004		49,109	10.71	to	12.34	602,537	1.30	0.75	to	0.90	7.08	to	8.98
	12/31/2003		35,481	11.32	to	11.32	401,608	3.11	0.90	to	0.90	19.09	to	19.09
	12/31/2002		31,467	9.50	to	9.50	299,079	0.00	0.90	to	0.90	(14.59)	to	(14.59)
TFLIC Van Kampen Mid-Cap Growth
	12/31/2006		337,763	12.75	to	10.74	3,628,821	0.00	0.75	to	0.90	9.09	to	8.93
	12/31/2005		335,970	11.69	to	9.86	3,317,253	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004		318,955	10.95	to	9.25	2,954,532	0.00	0.75	to	0.90	9.48	to	6.18
	12/31/2003		285,815	8.71	to	8.71	2,490,493	0.00	0.90	to	0.90	27.01	to	27.01
	12/31/2002		235,363	6.86	to	6.86	1,614,703	0.10	0.90	to	0.90	(33.66)	to	(33.66)
ProFund VP Bull
	12/31/2006	(1)	5,201	11.46	to	11.45	59,609	0.00	0.75	to	0.90	14.61	to	14.52
ProFund VP Money Market
	12/31/2006	(1)	—	10.19	to	10.18	—	0.00	0.75	to	0.90	1.89	to	1.81
ProFund VP OTC
	12/31/2006	(1)	—	11.44	to	11.43	—	0.00	0.75	to	0.90	14.41	to	14.31
ProFund VP Short Small-Cap
	12/31/2006	(1)	10,992	8.82	to	8.81	96,839	0.15	0.75	to	0.90	(11.83)	to	(11.90)
ProFund VP Small-Cap
	12/31/2006	(1)	1,599	11.25	to	11.25	17,985	0.00	0.75	to	0.90	12.54	to	12.45

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity VIP Contrafund®
	12/31/2006	30,566	$13.15	to	$13.15	$401,798	1.00%	0.90%	to	0.90%	10.44%	to	10.44%
	12/31/2005	29,420	11.90	to	11.90	350,175	0.12	0.90	to	0.90	15.61	to	15.61
	12/31/2004	27,475	10.30	to	10.30	282,869	0.22	0.90	to	0.90	14.13	to	14.13
	12/31/2003	27,215	9.02	to	9.02	245,498	0.29	0.90	to	0.90	27.05	to	27.05
	12/31/2002	22,997	7.10	to	7.10	163,276	0.51	0.90	to	0.90	(10.41)	to	(10.41)
Fidelity VIP Equity-Income
	12/31/2006	23,281	14.22	to	14.22	331,145	2.95	0.90	to	0.90	18.86	to	18.86
	12/31/2005	22,823	11.97	to	11.97	273,115	1.40	0.90	to	0.90	4.63	to	4.63
	12/31/2004	21,397	11.44	to	11.44	244,720	1.48	0.90	to	0.90	10.24	to	10.24
	12/31/2003	22,328	10.37	to	10.37	231,654	1.55	0.90	to	0.90	28.87	to	28.87
	12/31/2002	20,196	8.05	to	8.05	162,591	1.34	0.90	to	0.90	(17.89)	to	(17.89)
Fidelity VIP Growth Opportunities
	12/31/2006	16,023	8.24	to	8.24	132,014	0.45	0.90	to	0.90	4.18	to	4.18
	12/31/2005	15,291	7.91	to	7.91	120,920	0.61	0.90	to	0.90	7.71	to	7.71
	12/31/2004	13,443	7.34	to	7.34	98,696	0.32	0.90	to	0.90	5.93	to	5.93
	12/31/2003	14,003	6.93	to	6.93	97,051	0.46	0.90	to	0.90	28.25	to	28.25
	12/31/2002	13,003	5.40	to	5.40	70,269	0.72	0.90	to	0.90	(22.70)	to	(22.70)
Fidelity VIP Index 500
	12/31/2006	1,803	12.96	to	13.01	23,434	2.27	0.75	to	0.90	14.57	to	14.41
	12/31/2005	4,613	11.31	to	11.37	52,332	1.56	0.75	to	0.90	3.81	to	3.63
	12/31/2004	4,000	10.89	to	10.97	49,226	0.00	0.75	to	0.90	8.95	to	9.75

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .75% to .90% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratios for periods of less than one year have been annualized.

***	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2006

5.	Administrative, Mortality, and Expense Risk Charge

Under some forms of the Policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

A daily charge equal to an annual rate of .75% or .90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Mutual Fund Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Financial Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also as discussed in Note 2 to the financial statements, in 2005 Transamerica Financial Life Insurance Company changed its accounting for investments in subsidiary, controlled, and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 13, 2007

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2006	2005

Admitted assets
Cash and invested assets:
Bonds:
Affiliated entities	$ 5,000	$ –
Unaffiliated entities	6,273,620	6,676,470
Preferred stocks	145,220	5,318
Common stocks:
Affiliated entities (cost: 2006 - $1,208; 2005 - $685)	1,382	830
Unaffiliated (cost: 2006 - $44,627; 2005 - $68,912)	57,501	83,015
Mortgage loans on real estate	1,063,723	787,729
Policy loans	46,470	43,836
Receivable for securities	16,332	1,339
Cash, cash equivalents and short-term investments	197,554	161,703
Other invested assets	80,652	34,448
Total cash and invested assets	7,887,454	7,794,688

Premiums deferred and uncollected	105,530	113,405
Due and accrued investment income	82,969	88,863
Federal and foreign income tax recoverable	–	7,358
Net deferred income tax asset	17,848	19,209
Reinsurance receivable	48,703	30,534
Receivable from parent, subsidiaries and affiliates	41,627	–
Other admitted assets	61,132	47,607
Separate account assets	8,557,416	8,410,849
Total admitted assets	$16,802,679	$16,512,513

	December 31
	2006	2005

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 904,998	$ 855,900
Annuity	5,590,652	5,715,721
Accident and health	35,623	26,190
Policy and contract claim reserves:
Life	101,694	88,384
Accident and health	12,686	13,366
Liability for deposit-type contracts	268,161	271,836
Other policyholders’ funds	765	945
Transfers to separate accounts due or accrued	1,637	3,037
Remittances and items not allocated	140,734	113,427
Borrowed money	74,046	–
Asset valuation reserve	90,484	79,968
Interest maintenance reserve	33,043	57,374
Funds held under coinsurance and other reinsurance treaties	9,710	29,469
Reinsurance in unauthorized companies	5,873	4,510
Commissions and expense allowances payable on reinsurance assumed	14,151	14,775
Payable for securities	11,185	886
Payable to affiliates	29,666	10,584
Federal and foreign income taxes payable	5,034	–
Other liabilities	27,162	14,882
Separate account liabilities	8,557,298	8,409,163
Total liabilities	15,914,602	15,710,417

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	602,130	600,100
Special surplus	2,825	3,526
Unassigned surplus	280,622	195,970
Total capital and surplus	888,077	802,096
Total liabilities and capital and surplus	$16,802,679	$16,512,513

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004

Revenue:
Premiums and other considerations, net of reinsurance:
Life	$ 379,741	$ 249,826	$ 297,947
Annuity	2,153,973	2,213,609	1,783,627
Accident and health	53,652	58,083	56,235
Net investment income	417,646	420,913	418,428
Amortization of interest maintenance reserve	9,968	14,342	13,484
Commissions and expense allowances on reinsurance ceded	55,505	113,924	58,367
Income from fees associated with investment management, administration and contract guarantees for separate accounts	68,205	59,950	57,170
Reinsurance reserve adjustment	(3,314)	(8,546)	133,178
Consideration on reinsurance transaction	20,198	–	–
Other income	4,102	5,755	4,297
	3,159,676	3,127,856	2,822,733
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	317,136	223,756	225,026
Surrender benefits	2,747,378	2,052,174	1,867,950
Other benefits	76,848	74,894	65,621
Increase (decrease) in aggregate reserves for policies and contracts:
Life	49,098	33,552	187,615
Annuity	(125,069)	(49,133)	36,907
Accident and health	9,433	(493)	(1,703)
	3,074,824	2,334,750	2,381,416
Insurance expenses:
Commissions	130,659	169,842	102,296
General insurance expenses	86,676	88,317	89,254
Taxes, licenses and fees	6,048	227	4,628
Net transfers to (from) separate accounts	(279,236)	396,035	89,466
Other expenses	15,057	(11,653)	29,580
	(40,796)	642,768	315,224
Total benefits and expenses	3,034,028	2,977,518	2,696,640
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	125,648	150,338	126,093
Dividends to policyholders	–	104	2
Gain from operations before federal income tax expense and net realized capital losses on investments	125,648	150,234	126,091
Federal income tax expense	27,475	31,920	16,249
Gain from operations before net realized capital losses on investments	98,173	118,314	109,842
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(4,906)	(1,608)	(30,520)
Net income	$ 93,267	$ 116,706	$ 79,322

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2004	$2,058	$442	$600,100	$2,547	$ 21,174	$626,321
Net income	–	–	–	247	79,075	79,322
Change in nonadmitted assets	–	–	–	–	(5,821)	(5,821)
Change in unrealized capital gains/losses	–	–	–	–	9,595	9,595
Change in liability for reinsurance in unauthorized companies	–	–	–	–	202	202
Change in asset valuation reserve	–	–	–	–	(12,493)	(12,493)
Change in net deferred income tax asset	–	–	–	–	(7,446)	(7,446)
Reinsurance transactions	–	–	–	–	(2,620)	(2,620)
Net change in surplus in separate accounts	–	–	–	–	2,817	2,817
Contributed surplus related to stock appreciation rights plan of indirect parent	–	–	822	–	–	822
Balance at December 31, 2004	2,058	442	600,922	2,794	84,483	690,699
Net income	–	–	–	732	115,974	116,706
Change in nonadmitted assets	–	–	–	–	43,676	43,676
Change in unrealized capital gains/losses	–	–	–	–	(2,741)	(2,741)
Change in liability for reinsurance in unauthorized companies	–	–	–	–	4,170	4,170
Change in asset valuation reserve	–	–	–	–	(12,286)	(12,286)
Change in net deferred income tax asset	–	–	–	–	(31,257)	(31,257)
Reinsurance transactions	–	–	–	–	(2,620)	(2,620)
Dividend to stockholder	–	–	–	–	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	–	–	749	–	–	749
Balance at December 31, 2005	$2,058	$442	$601,671	$3,526	$194,399	$802,096

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$2,058	$442	$601,671	$3,526	$ 194,399	$802,096
Net income (loss)	–	–	–	(701)	93,968	93,267
Change in nonadmitted assets	–	–	–	–	(11,352)	(11,352)
Change in net unrealized capital gains/losses	–	–	–	–	(369)	(369)
Change in liability for reinsurance in unauthorized companies	–	–	–	–	(1,363)	(1,363)
Change in asset valuation reserve	–	–	–	–	(10,516)	(10,516)
Change in net deferred income tax asset	–	–	–	–	17,113	17,113
Reinsurance transactions	–	–	–	–	(995)	(995)
Cumulative effect of change in accounting principles	–	–	–	–	(40)	(40)
Change in surplus in separate accounts	–	–	–	–	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	–	–	459	–	–	459
Balance at December 31, 2006	$2,058	$442	$602,130	$2,825	$ 280,622	$888,077

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premiums collected, net of reinsurance	$2,581,640	$2,535,755	$2,104,038
Net investment income	440,921	445,613	439,891
Miscellaneous income	326,678	168,131	111,931
Benefit and loss related payments	(3,168,580)	(2,303,367)	(2,134,730)
Net transfers (to) from separate account	277,836	(391,702)	(73,106)
Commissions, expenses paid and aggregate write-ins for deductions	(226,521)	(249,330)	(232,188)
Dividends paid to policyholders	–	(104)	(2)
Federal and foreign income taxes paid	(8,119)	(30,924)	(27,108)
Net cash provided by operating activities	223,855	174,072	188,726

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,953,279	3,235,404	3,747,320
Preferred stock	67,383	5,343	50
Common stock	61,034	53,797	19,428
Mortgage loans	81,313	123,334	156,600
Other invested assets	6,964	10,162	14,770
Miscellaneous proceeds	3,989	1,138	142,082
Total investment proceeds	4,173,962	3,429,178	4,080,250

Cost of investments acquired:
Bonds	(3,711,556)	(3,240,283)	(4,056,614)
Preferred stock	(95,149)	(5,293)	–
Common stock	(29,369)	(87,617)	(20,585)
Mortgage loans	(353,100)	(288,647)	(160,660)
Other invested assets	(53,554)	(11,942)	(8,489)
Miscellaneous applications	(17,060)	(121,609)	(28,103)
Total cost of investments acquired	(4,259,788)	(3,755,391)	(4,274,451)
Net (increase) decrease in policy loans	(2,614)	(1,732)	527
Net cost of investments acquired	(4,262,402)	(3,757,123)	(4,273,924)
Net cash used in investing activities	(88,440)	(327,945)	(193,674)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$ (15,910)	$ 56,797	$ 103,496
Borrowed funds received	73,683	–	–
Dividends to stockholders	–	(5,000)	–
Funds withheld under reinsurance treaties with unauthorized reinsurers	(201,054)	934	4,507
Other cash provided (used)	43,717	(38,312)	33,083
Net cash provided by (used in) financing and miscellaneous activities	(99,564)	14,419	141,086

Net increase (decrease) in cash and short-term investments	35,851	(139,454)	136,138

Cash, cash equivalents and short-term investments:
Beginning of year	161,703	301,157	165,019
End of year	$ 197,554	$ 161,703	$ 301,157

Non-cash proceeds:
Hybrid schedule reclass	$ 113,292	$ –	$ –

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets and amounts recoverable from reinsurers, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non- admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. As a result, $113,292 securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2006, 2005 and 2004.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005, the Company excluded investment income due and accrued of $443 and $346, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $73,314 and a market value of $73,499 were subject to dollar reverse repurchase agreements. These securities have maturity dates ranging from 2035 to 2036 and have a weighted average interest rate of 5.91%. The Company had no outstanding dollar reverse repurchase agreements as of December 31, 2005.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying amount of derivative instruments is included in either the other invested assets or the other liabilities on the balance sheet, depending upon the balance of the derivative as of the end of the reporting period. As of December 31, 2006, derivatives in the amount of $7,013 were reflected in other liabilities. As of December 31, 2005, derivatives in the amount of $3,142 were reflected in other invested assets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 6.0% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,481,491, $1,594,964, and $1,232,466 in 2006, 2005, and 2004, respectively. In addition, the Company received $68,205, $59,950, and $57,170 in 2006, 2005 and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $345 and $587 for the year ended December 31, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $114 and $162, for years ended December 31, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments.  This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor.  Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity.  The cumulative effect is the difference between the   audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods.  As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $40 at January 1, 2006.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowed money:	Carrying value of borrowed money approximates fair value.

Receivable for securities and payable for securities: The carrying amounts reported in the statutory-basis balance sheet for these instruments, approximates their fair value.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

	December 31
	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$ 197,554	$ 197,554	$ 161,703	$ 161,703
Bonds	6,273,620	6,295,839	6,676,470	6,714,585
Preferred stocks	145,220	151,385	5,318	5,972
Common stocks, unaffiliated	57,501	57,501	83,015	83,015
Mortgage loans on real estate	1,063,723	1,074,265	787,729	815,648
Policy loans	46,470	46,470	43,836	43,836
Interest rate swaps	(7,013)	(11,467)	3,142	(2,279)
Credit default swaps	–	72	–	118
Separate account assets	8,557,416	8,543,018	8,410,849	8,406,644

Liabilities
Investment contract liabilities	5,618,274	5,506,656	5,742,922	5,636,246
Borrowed money	74,046	74,046	–	–
Separate account annuity liabilities	8,385,517	8,350,197	8,239,242	8,215,877

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$ 308,418	$ 5,320	$ 3,166	$ 69	$ 310,503
State, municipal and other government	161,267	14,269	496	30	175,010
Public utilities	525,098	10,704	6,866	809	528,127
Industrial and miscellaneous	3,236,454	58,040	37,252	6,415	3,250,827
Mortgage-backed and asset-backed securities	2,042,383	12,416	20,827	2,599	2,031,372
	6,273,620	100,749	68,607	9,922	6,295,839
Preferred stocks	145,220	6,888	571	152	151,385
Common stocks	44,627	13,714	–	840	57,501
	$ 6,463,467	$ 121,351	$ 69,178	$ 10,914	$6,504,725

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$ 182,618	$ 2,893	$ 774	$ 1,116	$ 183,621
State, municipal and other government	179,945	15,948	3,446	305	192,143
Public utilities	560,805	16,091	2,357	3,503	571,036
Industrial and miscellaneous	3,869,758	89,228	20,189	29,052	3,909,744
Mortgage-backed and asset-backed securities	1,878,344	9,633	19,724	16,134	1,852,119
	6,671,470	133,793	46,490	50,110	6,708,663
Preferred stocks	5,318	707	53	–	5,972
Common stocks	68,911	15,317	9	1,204	83,015
	$6,745,699	$149,817	$46,552	$51,314	$6,797,650

At December 31, 2006, the Company held bonds with a carrying value of $970 and amortized cost of $1,040 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 498 and 211 securities with a carrying value of $2,511,398 and $1,003,665 and an unrealized loss of $69,178 and $46,543 with an average price of 98.7 and 95.4 (NAIC market value/amortized cost). Of this portfolio, 94.18% and 92.25% were investment grade with associated unrealized losses of $62,305 and $32,833, respectively.

At December 31, 2006 and 2005, respectively, for securities that have been in an unrealized loss position for less than twelve months, the Company held 258 and 536 securities with a carrying value of $1,119,662 and $2,729,270 and an unrealized loss of $10,074 and $50,110 with an average price of 89.6 and 98.2 (NAIC market value/amortized cost). Of this portfolio, 95.73% and 94.1% were investment grade with associated unrealized losses of $8,758 and $43,549, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$ 112,740	$ 11,761	$ 124,501
State, municipal and other government	13,759	4,439	18,198
Public utilities	229,561	87,678	317,239
Industrial and miscellaneous	1,283,478	534,553	1,818,031
Mortgage and other asset-backed securities	781,218	448,130	1,229,348
	2,420,756	1,086,561	3,507,317
Preferred stocks	21,463	23,028	44,491
	$ 2,442,219	$ 1,109,589	$ 3,551,808

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$ 17,841	$ 92,821	$ 110,662
State, municipal and other government	8,494	26,975	35,469
Public utilities	58,904	209,406	268,310
Industrial and miscellaneous	513,593	1,368,194	1,881,787
Mortgage and other asset-backed securities	357,233	981,764	1,338,997
	956,065	2,679,160	3,635,225
Preferred stocks	1,058	–	1,058
Common stocks	1	35,869	35,870
	$957,122	$2,715,029	$3,672,153

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value

Due in one year or less	$ 388,466	$ 387,702
Due after one year through five years	1,982,815	1,980,012
Due after five years through ten years	1,291,210	1,292,099
Due after ten years	568,746	604,654
	4,231,237	4,264,467
Mortgage-backed and asset-backed securities	2,047,383	2,037,350
	$ 6,278,620	$ 6,301,817

A detail of net investment income is presented below:

	Year Ended December 31
	2006	2005	2004

Income:
Bonds	$363,808	$370,683	$364,815
Mortgage loans on real estate	55,216	44,412	45,108
Common and preferred stocks	10,444	630	622
Policy loans	2,950	2,668	2,607
Derivative investments	(3,246)	7,643	13,795
Short-term investments, cash equivalents and cash	4,581	4,756	3,409
Other	3,766	9,723	3,650
Gross investment income	437,519	440,515	434,006

Less investment expenses	19,873	19,602	15,578
Net investment income	$417,646	$420,913	$418,428

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2006	2005	2004

Proceeds	$4,066,571	$3,235,404	$3,747,320

Gross realized gains	$ 18,678	$ 28,637	$ 40,825
Gross realized losses	(48,890)	(24,203)	(33,904)
Net realized gains	$ (30,212)	$ 4,434	$ 6,921

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Gross realized losses include $8,288, $3,842, and $10,774 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2006, 2005, and 2004, respectively.

At December 31, 2006, investments with an aggregate carrying amount of $3,479 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2006	2005	2004

Bonds	$ (30,212)	$ 4,434	$ 6,921
Common stocks	7,904	6,257	2,395
Preferred stocks	(484)	50	49
Mortgage loans on real estate	831	2,460	–
Derivative instruments	(11,266)	(6,760)	(28,525)
Other invested assets	7,108	1,138	1,412
	(26,119)	7,579	(17,748)

Federal income tax effect	6,849	(4,795)	(4,753)
Transfer to interest maintenance reserve	14,364	(4,392)	(8,019)
Net realized capital gains (losses) on investments	$ (4,906)	$ (1,608)	$(30,520)

	Changes in Unrealized
	Year Ended December 31
	2006	2005	2004

Bonds	$ 2,569	$ (1,717)	$ (484)
Common stocks	(1,200)	2,906	3,477
Derivative instruments	(10,278)	(3,970)	9,170
Other invested assets	2,234	(2,724)	(3,090)
Change in unrealized capital gains (losses)	$ (6,675)	$ (5,505)	$ 9,073

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2006	2005

Unrealized gains	$13,739	$14,781
Unrealized losses	(691)	(533)
Net unrealized gains	$13,048	$14,248

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The recorded investment in restructured securities as of December 31, 2006 and 2005 was $1,433 and $1,417, respectively. The capital losses taken as a direct result of restructures in 2006 was $202. There were no capital losses taken in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2006 and 2005. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2006 or 2005.

During 2006, the Company issued mortgage loans with interest rates ranging from 5.56% to 8.12%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 80%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2006, the Company had no mortgage loans with interest more than 180 days overdue.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2006	2005	2004

Balance at beginning of period	$ –	$ –	$ 850
Additions, net charged to operations	–	400	–
Reduction due to write-downs charged against the allowance	–	400	–
Recoveries in amounts previously charged off	–	–	850
Balance at end of period	$ –	$ –	$ –

During 2006, 2005, and 2004, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $10,105 and $5,775, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Geographic Distribution			Property Type Distribution
	December 31,			December 31,
	2006	2005		2006	2005

South Atlantic	22%	20%	Office	29%	23%
Pacific	22	21	Industrial	27	32
Mountain	20	22	Retail	17	20
E. North Central	9	14	Apartment	8	8
W. South Central	8	7	Medical	7	6
Mid-Atlantic	8	9	Other	6	5
W. North Central	5	3	Agricultural	6	6
E. South Central	4	2
New England	2	2

At December 31, 2006, the Company had one Low Income Housing Tax Credit. The remaining years of unexpired tax credits was eight and the property was not subject to regulatory review. The length of time remaining for holding period was twelve years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2017 is $714. There were no impairment losses, write-downs, or reclassifications during the year related to this credit.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $7,088 and $22,557, respectively, and credit default swaps with a fair value of $72 and $118, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. At December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $2,658.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $14,125.

For the years ended December 31, 2006 and 2005, the Company recorded unrealized gains (losses) of $(5,070) and $5,208, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2006 and 2005, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2006	2005
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$716,000	$694,500
Receive floating – pay fixed	251,050	126,495
Receive floating – pay floating	100,000	–

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $10,881, $9,313, and $38,933 for the years ending December 31, 2006, 2005, and 2004, respectively.

Open futures contracts at December 31, 2006, and 2005, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value

December 31, 2006:
130	FTSE Futures	$15,706	$15,813
120	S&P Futures	42,702	42,852
80	Nikkei Futures	10,958	11,603
50	Russell Futures	19,978	19,873

December 31, 2005:
440	S&P Futures	$140,277	$138,028

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2006	2005	2004

Direct premiums	$2,282,667	$2,347,306	$1,909,566
Reinsurance assumed - affiliated	189	279	186
Reinsurance assumed - unaffiliated	616,293	829,178	553,795
Reinsurance ceded - affiliated	(194,655)	(419,882)	(85,088)
Reinsurance ceded - unaffiliated	(117,128)	(235,363)	(240,650)
Net premiums earned	$2,587,366	$2,521,518	$2,137,809

Premiums ceded to affiliates for the years ended December 31, 2006, 2005 and 2004 were $194,655, $419,882, and $85,088, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2006 and 2005 of $852,616 and $602,620, respectively.

The Company received reinsurance recoveries in the amounts of $200,195, $308,910, and $232,177 during 2006, 2005, and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $82,121 and $50,331, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2006 and 2005 of $1,037,006 and $874,328, respectively.

Effective January 1, 2006, the Company recaptured a modified coinsurance agreement from an unaffiliated company. As a result, modco life reserves of $125,420 were recaptured at no gain or loss.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 post-tax) reflected in the Statement of Operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. During 2006, 2005 and 2004, the Company has amortized $995, $995, and $996, respectively, into earnings with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2006, 2005 and 2004. The remaining goodwill balance has been nonadmitted at December 31, 2006 and 2005.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625, and $1,625 into earnings during 2005 and 2004, respectively, with a corresponding charge to unassigned surplus. At December 31, 2005, the deferred gain has been completely amortized out of unassigned surplus and into income.

During 2004, the Company reclassified a universal life reinsurance contract that was previously treated as a funds withheld treaty to a modified coinsurance treaty. This change resulted in $133,178 being reclassified in the statement of operations. In the statement of operations, this change increased the reinsurance reserve adjustment with an offsetting amount impacting the increase (decrease) in aggregate reserves for policies and contracts. The transaction did not have any net income or capital and surplus impacts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of deferred taxes amounts are as follows:

	December 31
	2006	2005
Deferred tax assets:
Nonadmitted assets	$ 7,789	$12,827
Deferred acquisition costs	24,765	19,086
Reserves	30,156	31,521
§197 intangible amortization	7,861	11,536
Unrealized capital losses	7,850	7,145
Partnerships	4,801	–
Other	4,602	3,534
Total deferred income tax assets	87,824	85,649

Nonadmitted deferred tax assets	53,977	29,196
Admitted deferred tax assets	33,847	56,453

Deferred tax liabilities: Section 807(f) adjustments	3,347	3,852
Reinsurance transactions	–	2,508
Unrealized capital gains	9,769	26,149
Derivatives	1,823	3,142
Other	1,060	1,593
Total deferred income tax liabilities	15,999	37,244
Net admitted deferred tax asset	$17,848	$19,209

The change in net deferred income tax assets are as follows:

	December 31
	2006	2005	Change

Total deferred tax assets	$87,824	$85,649	$ 2,175
Total deferred tax liabilities	15,999	37,244	21,245
Net deferred tax asset	$71,825	$48,405	23,420
Tax effect of unrealized gains (losses)			(6,307)
Change in net deferred income tax			$17,113

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	December 31
	2005	2004	Change

Total deferred tax assets	$85,649	$89,657	$ (4,008)
Total deferred tax liabilities	37,244	12,759	(24,485)
Net deferred tax asset	$48,405	$76,898	(28,493)
Tax effect of unrealized gains (losses)			(2,764)
Change in net deferred income tax			$(31,257)

Nonadmitted deferred tax assets decreased (increased) $24,781, $(27,718) and $(2,427) for the years ended December 31, 2006, 2005 and 2004, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2006	2005	2004
Income tax expense (benefit) computed at the federal statutory rate (35%)	$43,977	$52,582	$44,132
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(3,489)	(5,020)	(4,719)
Deferred acquisition costs – tax basis	5,609	(1,804)	68
Dividends received deduction	(2,463)	(3,191)	(3,147)
Investment income items	(4,903)	(2,900)	(12,966)
Low income housing credits	(2,158)	(1,730)	(1,723)
Prior year over accrual	(4,941)	(3,446)	(4,486)
Reinsurance transactions	(348)	(917)	(917)
Tax reserve valuation	(20)	3,209	3,219
All other adjustments	86	(988)	663
Federal income tax expense	27,475	31,920	16,249
Change in net deferred income taxes	17,113	(31,257)	(7,446)
Total statutory income taxes	$10,362	$63,177	$23,695

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

Income taxes incurred during 2005 and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $286,973, and $280,054, respectively. There are no income taxes available for recoupment for 2006.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to zero.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	December 31
	2006		2005
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$ 1,160,610	8%	$ 1,160,651	9%
Subject to discretionary withdrawal at book value less surrender charge of 5% or more	1,603,972	12	1,163,511	8
Subject to discretionary withdrawal at fair value	4,444,067	31	4,510,614	32
Total with adjustment or at market value	7,208,649	51	6,834,776	49
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	2,736,232	19	3,332,976	23
Not subject to discretionary withdrawal	4,311,175	30	4,069,340	28
Total annuity reserves and credit fund liabilities before reinsurance	14,256,056	100%	14,237,092	100%
Less reinsurance ceded	1,391		1,610
Net annuity reserves and deposit fund liabilities	$14,254,665		$14,235,482

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2006 and 2005 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$ 804,838	$ 676,653	$1,481,491

Reserves at December 31, 2006 for separate accounts with assets at:
Market value	$1,972,334	$4,340,800	$6,313,134
Amortized cost	2,120,187	–	2,120,187
Total	$4,092,521	$4,340,800	$8,433,321

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$ 258,666	$ –	$ 258,666
At book value without market value adjustment and with current surrender charge of 5% or more	69,146	–	69,146
At market value	148,810	4,340,800	4,489,610
At book value without market value adjustment and with current surrender charge of less than 5%	94,858	–	94,858
Subtotal	571,480	4,340,800	4,912,280
Not subject to discretionary withdrawal	3,521,041	–	3,521,041
Total separate account liabilities at December 31, 2006	$4,092,521	$4,340,800	$8,433,321

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$ 944,357	$ 650,588	$1,594,945

Reserves at December 31, 2005 for separate accounts with assets at:
Fair value	$2,167,693	$4,263,252	$6,430,945
Amortized cost	1,842,561	–	1,842,561
Total	$4,010,254	$4,263,252	$8,273,506

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$ 307,854	$ –	$ 307,854
At book value without market value adjustment and with current surrender charge of 5% or more	75,734	–	75,734
At fair value	281,625	4,263,252	4,544,877
At book value without market value adjustment and with current surrender charge of less than 5%	103,895	–	103,895
Subtotal	769,108	4,263,252	5,032,360
Not subject to discretionary withdrawal	3,241,145	–	3,241,145
Total separate account liabilities at December 31, 2005	$ 4,010,254	$ 4,263,252	$ 8,273,505

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2006	2005	2004
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$ 1,481,563	$ 1,594,964	$1,232,466
Transfers from separate accounts	(1,760,742)	(1,198,946)	(1,143,832)
Net transfers (from) to separate accounts	(279,179)	396,018	88,634

Other adjustments	(57)	17	832
Net transfers as set forth herein	$ (279,236)	$ 396,035	$ 89,466

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Withdrawal Benefit	$11,050,028	$87,719	$ –
2005	Guaranteed Minimum Withdrawal Benefit	$11,702,976	$59,582	$ –

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2006 and 2005, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006	Guaranteed Minimum Death Benefit	$2,125,160	$4,253	$1,391
2005	Guaranteed Minimum Death Benefit	$1,969,639	$5,211	$1,610

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$ 1,739	$ 623	$ 1,116
Ordinary direct renewal business	162,023	1,306	160,717
Group life direct business	453	173	280
Credit Life	63	–	63
Reinsurance ceded	(59,237)	–	(59,237)
	105,041	2,102	102,939
Accident and health:
Direct	2,591	–	2,591
Reinsurance ceded	–	–	–
Total accident and health	2,591	–	2,591
	$107,632	$2,102	$105,530

December 31, 2005	Gross	Loading	Net
Life and annuity:
Ordinary direct first year business	$ 3,305	$ 709	$ 2,596
Ordinary direct renewal business	169,448	1,210	168,238
Group life direct business	425	162	263
Reinsurance ceded	(59,264)	–	(59,264)
Total life and annuity	113,914	2,081	111,833

Accident and health:
Direct	2,682	–	2,682
Reinsurance ceded	(1,110)	–	(1,110)
Total accident and health	1,572	–	1,572
	$115,486	$2,081	$113,405

At December 31, 2006 and 2005, the Company had insurance in force aggregating $113,559,242 and $101,727,869, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $113,200 and $111,615 to cover these deficiencies at December 31, 2006 and 2005, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without prior regulatory approval, is $88,558.

The Company held special surplus funds in the amount of $2,825 and $2,006, as of December 31, 2006 and 2005, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company also held special surplus funds in the amount of $1,520 as of December 31, 2005, which was segregated for additional group life contingencies. The Company received permission from the New York Insurance Department in 2006 to release the group life contingency reserve.

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105% of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102/105% of the fair value of the loaned domestic/international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102/105% of the fair value of the loaned domestic/international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, respectively, securities in the amount of $657,462 and $460,202 were on loan under security lending agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2006, 2005, and 2004 was $3, $6, and $14, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5, $5, and $10 were allocated for the years ended December 31, 2006, 2005, and 2004, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2006, 2005, and 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, 2005, and 2004, the Company paid $24,428, $22,416, and $20,517, respectively, for these services, which approximates their costs to the affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2006, 2005, and 2004, the Company paid net interest of $870, $688, and $210, respectively, to affiliates. At December 31, 2006 and 2005, the Company has a net amount of $19,839 and $10,584, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2006, the Company had a short-term note receivable of $31,800 from AEGON USA, Inc. The note is due December 26, 2007 and bears interest at 5.25%.

No capital contributions were received in 2004, 2005, and 2006.

On October 13, 2005, the Company paid common stock dividends of $4,370 and $630 to its Parent Companies, AEGON and TOLIC, respectively. The Company did not pay common stock dividends to its Parent Companies in 2006 or 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2006 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain

Bonds:
NAIC 5	1	$ 450	$ 450	$ 10

13. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $120,551 and $109,585 at December 31, 2006 and 2005, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2006 and 2005 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $46,820 and $13,413 at December 31, 2006 and 2005, respectively, for joint ventures, partnerships and limited liability companies, which include LIHTC commitments of $714 as of December 31, 2006.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2006, the Company has pledged invested assets with a carrying value and market value of $11,246 and $11,137, respectively, in conjunction with these transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

At December 31, 2006 and 2005, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $7,468 and $(966), respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $444, $672, and $498, for the years ended December 31, 2006, 2005, and 2004, respectively.

14. Managing General Agents

For years ended December 31, 2006, 2005, and 2004, the Company had $42,950, $30,453, and $38,182, respectively, of direct premiums written by The Vanguard Group, Inc.

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	$ 42,950

15. September 11 Events

The Company's gross exposure from the events of September 11, 2001, is $52,090, of which $38,541 is covered by reinsurance resulting in a net exposure of $13,549.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2006

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$ 337,442	$ 339,153	$ 337,442
States, municipalities and political subdivisions	167,332	166,559	167,332
Foreign governments	145,929	159,671	145,929
Public utilities	525,098	528,127	525,098
All other corporate bonds	5,097,819	5,102,328	5,097,819
Preferred stock	145,220	151,385	145,220
Total fixed maturities	6,418,840	6,447,223	6,418,840

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	44,627	57,501	57,501
Total equity securities	44,627	57,501	57,501

Mortgage loans on real estate	1,063,723		1,063,723
Policy loans	46,470		46,470
Other invested assets	80,652		80,652
Cash, cash equivalents and short-term investments	197,554		197,554
Total investments	$ 7,851,866		$ 7,864,740

(1)

Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written

Year ended December 31, 2006
Individual life	$ 891,724	$ –	$100,932	$ 368,993	$ 58,572	$ 347,758	$ 132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922	$31,208
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482	31,998
Annuity	5,590,652	–	207	2,153,972	355,708	2,674,987	(193,976)
	$6,520,107	$11,166	$114,380	$2,587,366	$ 417,646	3,074,824	(40,796)

Year ended December 31, 2005
Individual life	$ 846,139	$ –	$87,428	$ 239,326	$ 56,163	$ 237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	–	467	2,213,609	361,775	2,054,337	477,001
	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

Year ended December 31, 2004
Individual life	$ 815,657	$ –	$84,891	$ 289,398	$ 49,571	$ 393,021	$123,577
Individual health	14,727	4,079	9,324	30,820	1,773	19,969	11,534	$30,995
Group life and health	13,184	1,384	5,690	33,964	1,255	21,716	9,012	33,993
Annuity	5,764,854	–	–	1,783,627	365,829	1,946,710	171,101
	$6,608,422	$5,463	$99,905	$2,137,809	$418,428	$2,381,416	$315,224

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$ 89,997	$ 311,316	$ 590,313	$ 368,993	160%
Individual health	31,208	197	232	31,243	1
Group life and health	31,998	(141)	1,018	33,157	3
Annuity	2,129,464	411	24,919	2,153,973	1
	$2,282,667	$ 311,783	$ 616,482	$2,587,366	24%

Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$ 87,356	$ 652,454	$ 804,424	$ 239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1
	$2,347,306	$ 655,245	$ 829,457	$2,521,518	33%

Year ended December 31, 2004
Life insurance in force	$8,093,493	$147,862,825	$223,766,784	$83,997,452	266%

Premiums:
Individual life	$ 82,019	$ 314,064	$ 521,443	$ 289,398	180%
Individual health	30,994	510	336	30,820	1
Group life and health	33,993	10,492	10,463	33,964	31
Annuity	1,762,560	672	21,739	1,783,627	1
	$1,909,566	$ 325,738	$ 553,981	$2,137,809	26%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Principal Underwriting Agreement with Transamerica Capital, Inc. (14)
(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (5)
(ii)	Children’s Insurance Rider (6)
(iii)	Disability Waiver Rider (6)
(iv)	Accidental Death Benefit Rider (6)
(v)	Primary Insured Rider (5)
(vi)	Other Insured Rider (5)
(vii)	Terminal Illness Accelerated Death Benefit Rider (6)

(viii)Endorsement – Asset Rebalancing (6)

(ix)	Endorsement – Dollar Cost Averaging (6)
(e)	Application for Flexible Premium Variable Life Insurance Policy (5)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)	Reinsurance Contracts

(i)   Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (9)

(h)            (i)   Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)
(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(viii) Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix) Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (10)

(x) Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (10)

(xi)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004 (11)

(xii) Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON Affiliated Companies dated June 10, 2004 (12)

(xiii) Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON Affiliated Companies dated October 22, 2004 (12)

(xiv)	Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (13)
(xv)	Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (13)
(i)	Not Applicable
(j)	Not Applicable

(k)    Opinion and Consent of Robert F. Colby, Esq. as to the Legality of the Securities Being Registered (11)

(l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities

Being Registered
(m)	Sample Hypothetical Illustration (11)
(n)	Other Opinions:
(i)	Written Consent of Ernst & Young LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (5)
(r)	Powers of Attorney
Mark W. Mullin	Peter P. Post
William Brown, Jr.	Cornelis H. Verhagen
William L. Busler	E. Kirby Warren
Peter Kunkel	Colette F. Vargas
Ronald F. Mosher	Joseph P. Carusone
Steven E. Frushtick	Robert F. Colby
James P. Larkin	Elizabeth Belanger

__________________________________

(1)           This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated April 20, 2004 (File No. 333-61654) and is incorporated herein by reference.

(12)         This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference. This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.

(13)	To be filed by amendment.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
Peter Kunkel	(1)	Director
William L. Busler	(2)	Director
Steven E. Frushtick	(4)	Director
James P. Larkin	(1)	Director
Peter P. Post	(5)	Director
Cornelis H. Verhagen	(6)	Director
E. Kirby Warren	(7)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Joseph P. Carusone	(1)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Ronald F. Mosher	(8)	Director
Elizabeth Belanger	(1)	Director
(1)	4 Manhattanville Road, Purchase, New York 10577
(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(3)	14 Windward Avenue, White Plains, New York 10605
(4)	500 Fifth Avenue, New York, New York 10110
(5)	415 Madison Avenue, New York, New York 10017
(6)	51 JFK Parkway, Shorthills, New Jersey 07078
(7)	P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987
(8)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company
AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust
AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Insurance Company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance
Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company
Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding, Ltd.	Marketing company
Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent
COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company
AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance
AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company
RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Holding Company
AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates
First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company
Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance
Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance
Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company: 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance
Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency
AEGON/Transamerica Fund Advisors, Inc.	Florida	77% WRL, 23% AUSA Holding Company	Investment Adviser
AEGON/Transamerica Series Trust	Maryland	Various	Mutual Fund
AEGON/Transamerica Fund Services, Inc.	Florida	56% AUSA Holding Company and 44% WRL	Shareholder services

Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund

Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund
World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency
World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

InterSecurities Insurance Agency, Inc.	California	100% WRL	Insurance Agency
Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency
Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance
The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency
Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company
Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance
AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser
AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company
Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer and Principal Underwriter
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company
ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency
AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer
ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency
Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency
Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency
AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company
Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.	Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.   Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)         Transamerica Capital, Inc. (“TCI”) is the principal underwriter for the Policies. TCI currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, and Separate Account VL A, Separate Account VA R, Separate Account VA S, Separate Account VA W , Separate Account VA X , and Separate Account VA Y of Transamerica Life Insurance

Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, Separate Account VA WNY and Separate Account VA-2LNY of Transamerica Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V, WRL Series Life Account G and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA 5, and Separate Account VA H, of Transamerica Occidental Life Insurance Company; Separate Account VA WM of Monumental Life Insurance Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.

(b)	Directors and Officers of TCI

Name	Principal Business Address	Position and Offices with Underwriter
Phillip S. Eckman	(2)	Director
Paula G. Nelson	(3)	Director, Chief Executive Officer and President
Larry N. Norman	(1)	Director
John Mallett	(1)	Director
Linda S. Gilmer	(1)	Executive Vice President – Finance
Frank A. Camp	(1)	Corporate Secretary
Michael W. Brandsma	(3)	Managing Director and Executive Vice President
Jay A. Hewitt	(2)	Managing Director and Executive Vice President
Robert R. Frederick	(1)	Managing Director and Executive Vice President
Lon J. Olejniczak	(1)	Managing Director and Executive Vice President
Courtney A. John	(3)	Chief Compliance Officer
Carol A. Sterlacci		Vice President
Darin D. Smith	(1)	Assistant Vice President
Brenda L. Smith		Assistant Vice President
Priscilla I. Hechler	(4)	Assistant Vice President and Assistant Secretary
Arthur D. Woods	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President
Frank J. Rosa	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Amy Boyle	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President

_____________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)	600 S. Highway 169, Suite 1800, Minneapolis, MN 55426
(3)	4600 S. Syracuse St., Suite 1100, Denver, CO 80237-2719
(4)	570 Carillon Parkway, St. Petersburg, FL 33716-1202
(5)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions

Transamerica Capital, Inc. (1)	0	0	$2,775,586 (2)	0
	0	0	$2,696,946 (3)	0
	0	0	$2,434,520 (4)	0
(1)	Effective May 1, 2007, TCI replaced AFSG as principal underwriter for the Policies.
(2)	fiscal year 2006 paid to AFSG
(3)	fiscal year 2005 paid to AFSG
(4)	fiscal year 2004 paid to AFSG

Item 31.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TFLIC Series Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 15th day of April, 2007.

TFLIC SERIES LIFE ACCOUNT
Registrant

By:

Mark W. Mullin
Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE

INSURANCE COMPANY
Depositor

By:

Mark W. Mullin
Chairman of the Board and President*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title	DATE

/s/Mark W. Mullin	April 15, 2007

Mark W. Mullin, Chairman of the Board and

President*

/s/ William Brown, Jr.	April 15, 2007

William Brown, Jr., Director*

/s/ William L. Busler	April 15, 2007

William L. Busler, Director*

/s/ Peter Kunkel	April 15, 2007

Peter Kunkel, Director*

/s/ Ronald F. Mosher	April 15, 2007

Ronald F. Mosher, Director*

/s/ Steven E. Frushtick	April 15, 2007

Steven E. Frushtick, Director*

/s/ James P. Larkin	April 15, 2007

James P. Larkin, Director*

/s/ Peter P. Post	April 15, 2007

Peter P. Post, Director*

/s/ Cornelis H. Verhagen	April 15, 2007

Cornelis H. Verhagen, Director*

/s/ E. Kirby Warren	April 15, 2007

E. Kirby Warren, Director*

/s/ Colette F. Vargas	April 15, 2007

Colette F. Vargas, Director

and Chief Actuary*

/s/ Joseph P. Carusone	April 15, 2007

Joseph P. Carusone, Director*

/s/ Robert F. Colby	April 15, 2007

Robert F. Colby, Director, Vice

President, Assistant Secretary and Counsel*

/s/ Elizabeth Belanger	April 15, 2007

Elizabeth Belanger, Director*

*	/s/ Priscilla I. Hechler
Signed by Priscilla I. Hechler
as Attorney-In-Fact

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(k)                            Opinion and Consent of Robert F. Colby, Esq. as to the Legality of the Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)	Consent of Ernst & Young LLP

26(r)	Powers of Attorney